Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 29, 2012	Jul. 01, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Thermadyne Holdings Corp /DE
Document Type	S-4
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		1,000
Entity Public Float			$ 0
Amendment Flag	false
Entity Central Index Key	0000850660
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Non-accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

THERMADYNE HOLDINGS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands) (USD $) In Thousands, unless otherwise specified	1 Months Ended	11 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 02, 2010	Dec. 31, 2011	Dec. 31, 2009
Net sales	$ 28,663	$ 387,238	$ 487,428	$ 347,655
Cost of goods sold	21,910	256,948	329,629	245,043
Gross margin	6,753	130,290	157,799	102,612
Selling, general and administrative expenses	19,044	90,142	105,286	80,239
Amortization of intangibles	531	2,515	6,296	2,693
Restructuring			5,404
Operating income (loss)	(12,822)	37,633	40,813	19,680
Other income (expense):
Interest, net	(2,273)	(20,525)	(24,535)	(20,850)
Amortization of deferred financing costs	(170)	(918)	(1,711)	(1,052)
Settlement of retiree medical obligations				5,863
Loss on debt extinguishment		(1,867)
Other				147
Income (loss) from continuing operations before income tax provision (benefit) and discontinued operations	(15,265)	14,323	14,567	3,788
Income tax provision (benefit)	(585)	8,187	7,826	2,657
Income (loss) from continuing operations	(14,680)	6,136	6,741	1,131
Income from discontinued operations, net of tax				3,051
Net income (loss)	$ (14,680)	$ 6,136	$ 6,741	$ 4,182

THERMADYNE HOLDINGS CORPORATION CONSOLIDATED BALANCE SHEETS (Dollars in thousands) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 20,856	$ 22,399
Trusteed assets		183,685
Accounts receivable, less allowance for doubtful accounts of
$750 and $400, respectively	68,570	62,912
Inventories	96,011	85,440
Prepaid expenses and other	11,972	11,310
Deferred tax assets	2,823	2,644
Total current assets	200,232	368,390
Property, plant and equipment, net of accumulated depreciation
of $15,073 and $1,274, respectively	73,861	74,338
Goodwill	182,429	182,841
Intangibles, net	140,265	145,662
Deferred financing fees	13,416	15,127
Other assets	502	1,632
Total assets	610,705	787,990
Current Liabilities:
Senior subordinated notes due 2014		176,095
Current maturities of other long-term obligations	1,715	2,207
Accounts payable	29,705	26,976
Accrued and other liabilities	43,560	40,992
Accrued interest	1,081	9,184
Income taxes payable	2,875	3,760
Deferred tax liabilities	3,584	6,014
Total current liabilities	82,520	265,228
Long-term obligations, less current maturities	263,607	264,564
Deferred tax liabilities	78,927	78,743
Other long-term liabilities	18,081	14,659
Total liabilities	443,135	623,194
Stockholder's equity:
Additional paid-in capital	177,790	176,035
Accumulated deficit	(7,939)	(14,680)
Accumulated other comprehensive income	(2,281)	3,441
Total stockholder's equity	167,570	164,796
Total liabilities and stockholder's equity	$ 610,705	$ 787,990

THERMADYNE HOLDINGS CORPORATION CONSOLIDATED BALANCE SHEETS (Dollars in thousands) (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Allowances for doubtful accounts $600 and $400, respectively (in Dollars)	$ 600	$ 400
Accumulated depreciation of $12,308 and $1,274, respectively (in Dollars)	$ 12,308	$ 1,274
Commonstock, $0.01 par value (in Dollars per share)	$ 0.01	$ 0.01
Commonstock, Authorized--1,000 shares	1,000	1,000
Commonstock, 1,000 shares Issued	1,000	1,000
Commonstock, 1,000 shares Outstanding	1,000	1,000

THERMADYNE HOLDINGS CORPORATION CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Comprehensive Income [Member]	Total
Balance as of at Dec. 31, 2008
Balance as of (in Shares)	13,540
December 3, 2010
Comprehensive income:					$ 9,954
Net income			4,182		4,182	4,182
Foreign currency translation, net of tax				7,279	7,279	7,279
Pension benefit obligation, net of tax				318	318	318
Post-retirement benefit obligations, net of tax				(1,825)	(1,825)	(1,825)
Comprehensive Income (Loss)					9,954
Common stock issuance-Employee stock purchase plan		114				114
Common stock issuance-Employee stock purchase plan (in Shares)	30
Stock compensation		(579)				(579)
Balance as of at Dec. 31, 2009	135	188,791	(65,063)	3,929		127,792
Balance as of (in Shares)	14,521
December 3, 2010
Comprehensive income:					7,102
Net income			6,136		6,136	6,136
Foreign currency translation, net of tax				1,981	1,981	1,981
Pension benefit obligation, net of tax				(705)	(705)	(705)
Post-retirement benefit obligations, net of tax				(310)	(310)	(310)
Comprehensive Income (Loss)					7,102
Common stock issuance-Employee stock purchase plan		96				96
Common stock issuance-Employee stock purchase plan (in Shares)	12
Exercise of stock options	1	70				71
Exercise of stock options (in Shares)	969
Stock compensation		682				682
Balance as of at Dec. 04, 2010	136	189,639	(58,927)	4,895		135,743
Balance as of at Nov. 30, 2010
Balance as of (in Shares)	1,000
December 3, 2010
Initial investment by purchasers		176,010				176,010
Initial investment by purchasers (in Shares)	1,000
Comprehensive income:					(11,239)
Net income			(14,680)		(14,680)	(14,680)
Foreign currency translation, net of tax				2,760	2,760	2,760
Pension benefit obligation, net of tax				647	647	647
Post-retirement benefit obligations, net of tax				34	34	34
Comprehensive Income (Loss)					(11,239)
Stock compensation		25				25
Balance as of at Dec. 30, 2010		176,035	(14,680)	3,441		164,796
Balance as of at Dec. 31, 2010						164,796
Balance as of (in Shares)	1,000
December 3, 2010
Comprehensive income:					1,019
Net income			6,741		6,741	6,741
Foreign currency translation, net of tax				(1,385)	(1,385)	(1,385)
Pension benefit obligation, net of tax				(4,483)	(4,483)	(4,483)
Post-retirement benefit obligations, net of tax				146	146	146
Comprehensive Income (Loss)					1,019
Capital contribution from Technologies		1,185				1,185
Stock compensation		570				570
Balance as of at Dec. 31, 2011		$ 177,790	$ (7,939)	$ (2,281)		$ 167,570

THERMADYNE HOLDINGS CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands) (USD $) In Thousands, unless otherwise specified	1 Months Ended	11 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 02, 2010	Dec. 31, 2011	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (14,680)	$ 6,136	$ 6,741	$ 4,182
provided by operating activities:
(Income)/loss from discontinued operations				(3,051)
Depreciation and amortization	1,986	12,445	22,519	12,962
Deferred income taxes	(941)	1,656	522	(1,069)
Stock compensation expense (income)	25	1,213	570	(358)
Restructuring costs, net of payments			1,866
Loss on debt extinguishment		1,867
Changes in operating assets and liabilities:
Accounts receivable, net	2,938	(9,847)	(5,977)	19,351
Inventories	4,223	(2,875)	(10,942)	32,264
Prepaids	(879)	3,073	(895)	(2,935)
Accounts payable	(3,825)	19,344	2,929	(20,998)
Accrued interest	3,200	(1,624)	(8,103)	1,156
Accrued taxes	272	2,844	(1,010)	(2,367)
Accrued and other	24	10,896	(1,129)	(17,633)
Net cash provided by (used in) operating activities	(7,657)	45,128	7,091	21,504
Cash flows from investing activities:
Capital expenditures	(1,849)	(6,499)	(14,824)	(7,695)
Other	(188)	(341)	(899)	(361)
Net cash used in investing activities	(2,037)	(6,840)	(15,723)	(8,056)
Cash flows from financing activities:
Use of Trusteed Assets for redemption of Senior Subordinated Notes			183,685
Repayment of Senior Subordinated Notes			(176,095)
Net repayments of Working Capital Facility	(3,347)	(6,296)		(22,888)
Repayments of other long-term obligations			(1,443)
Issuance of Senior Secured Notes due 2017	260,000
Repurchase of Senior Subordinated Notes				(2,632)
Borrowings under Second Lien Facility and other				25,075
Repayments under Second Lien Facility and other	(1,240)	(26,707)		(15,823)
Initial investment by purchasers (excludes subscription receivables)	175,285
Purchase of Predecessor common stock	(213,926)
Trusteed assets	(183,672)
Payment of Predecessor change in control expenditures	(7,525)
Deferred financing fees	(14,723)
Exercise of employee stock purchases		167		114
Advances from discontinued operations				2,539
Termination payment from derivative counterparty				2,313
Other, net			1,185	(925)
Net cash provided by (used in) financing activities	10,852	(32,836)	7,332	(12,227)
Effect of exchange rate changes on cash and cash equivalents	469	434	(243)	1,749
Net cash provided by (used in) continuing operations	1,627	5,886	(1,543)	2,970
Net cash provided used in discontinued operations				(585)
Total increase (decrease) in cash and cash equivalents	1,627	5,886	(1,543)	2,385
Total cash and cash equivalents beginning of period	20,772	14,886	22,399	12,501
Total cash and cash equivalents end of period	22,399	20,772	20,856	14,886
Income taxes paid	92	3,673	8,329	5,924
Interest paid, including $8,688 for defeased Sr Subordinated Notes in 2011	$ 70	$ 21,134	$ 33,980	$ 19,957

Note 1. The Company	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]

1. The Company

Thermadyne Holdings Corporation (“Thermadyne” or the “Company”), a Delaware corporation, is a designer, manufacturer and supplier of cutting and welding products used in various fabrication, construction and manufacturing operations around the world. Our products are used in a wide variety of applications, across industries, where steel is cut and welded, including steel fabrication,  manufacturing of transportation and mining equipment, many types of  construction such as offshore oil and gas rigs, repair and maintenance of manufacturing equipment and facilities, and  shipbuilding.   We market our products under a portfolio of brands, many of which are the leading brand in their industry, including Victor®, Tweco®, Thermal Dynamics®, Arcair®, Cigweld®, Thermal Arc®, Turbo Torch®, Firepower® and Stoody®.

Basis of Presentation.  On December 3, 2010 (“Acquisition Date”), pursuant to an Agreement and Plan of Merger dated as of October 5, 2010 (the “Merger Agreement”), Razor Merger Sub Inc. (“Merger Sub”), a newly formed Delaware corporation, merged with and into Thermadyne, with Thermadyne surviving as a direct, wholly-owned subsidiary of Razor Holdco Inc., a Delaware corporation (“Acquisition”). (Razor Holdco Inc. was renamed Thermadyne Technologies Holdings, Inc. (“Technologies”).) Technologies’ sole asset is its 100% ownership of the stock of Thermadyne.  Affiliates of Irving Place Capital (“IPC”), a private equity firm based in New York, along with its co-investors, hold 98.6% of the outstanding equity of Technologies, and certain members of Thermadyne management hold the remaining equity capital.

As more fully described in Note 3 - Acquisitions, the Acquisition is being accounted for in accordance with United States accounting guidance for business combinations and, accordingly, the assets acquired and liabilities assumed were recorded at fair value as of December 3, 2010. Although Thermadyne continued as the same legal entity after the Acquisition, the application of push down accounting represents the termination of the old reporting entity and the creation of a new one.  In addition, the basis of presentation is not consistent between the successor and predecessor entities and the financial statements are not presented on a comparable basis.  As a result, the accompanying consolidated statements of operations, cash flows, and stockholders’ equity are presented for two different reporting entities for the year ended December 31, 2010: Predecessor, which relates to the period preceding the Acquisition (prior to December 3, 2010), and Successor, the period succeeding the Acquisition, respectively.

Note 2. Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Text Block]

 2. Significant Accounting Policies

Principles of consolidation. The consolidated financial statements include the Company’s accounts and those of its subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Reclassifications:  The costs of certain purchasing functions previously included in Selling, General, and Administrative expenses have been reclassified to Cost of Goods Sold for all years presented in the amounts of $93 for the period from December 3, 2010 through December 31, 2010, $1,566 for the period from January 1, 2010 through December 2, 2010, and $1,182 for the years ended December 31, 2009 to conform to current year presentation.  Miscellaneous receivables of $2,729 as of December 31, 2010 have been reclassified from Accounts Receivable to Prepaid Expenses and Other to conform with the current year presentation.

Estimates. Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires certain estimates and assumptions to be made that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  Any significant unanticipated changes in business or market conditions that vary from current expectations could have an impact on the fair market value of assets and result in a potential impairment loss.

Cash Equivalents. All highly liquid investments purchased with a maturity of three months or less are considered to be cash equivalents.

Inventories. Inventories are valued at the lower of cost or market. Cost is determined using the last-in, first-out (“LIFO”) method for domestic subsidiaries and the first-in, first-out (“FIFO”) method for the Company’s foreign subsidiaries. Inventories were recorded at fair value at the Acquisition Date.

Property, Plant and Equipment. Prior to the Acquisition Date, property, plant and equipment were historically carried at cost and depreciated using the straight-line method. At the Acquisition Date, property, plant and equipment were adjusted to fair value based on the premise of continued use.  Management, with assistance from an asset appraisal firm, estimated the fair value of equipment by determining new reproduction cost by utilizing the historical original cost of each equipment asset and adjusting cost to the Acquisition Date using industry trend factors and consumer price indices. Once new reproduction cost was established, considerations were made for all forms of depreciation, which reflected the estimated economic life of the asset, remaining economic useful life and used equipment trends.  Land was valued based on comparable sales.  The average estimated lives utilized in calculating depreciation are as follows: buildings and improvements—ten to twenty-five years; and machinery and equipment—three to ten years. Property, plant and equipment recorded under capital leases are depreciated based on the lesser of the lease term or the underlying asset’s useful life. Impairment losses are recorded on long-lived assets when events and circumstances indicate the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts.  Depreciation expense was $14,512 for the year ended December 31, 2011, $1,285 for the period of December 3, 2010 to December 31, 2010, $9,245 for the period of January 1, 2010 through December 2, 2010, and $9,210 for the year ended December 31, 2009.

Deferred Financing Costs. Loan origination fees and other costs incurred arranging long-term financing are capitalized as deferred financing costs and amortized on an effective interest method over the term of the credit agreement.  Deferred financing costs totaled  $15,297 at December 31, 2011 and 2010, respectively, less related accumulated amortization of $1,881 and $171.

Goodwill and intangibles. Goodwill and trademarks have indefinite lives. Customer relationships and intellectual property bundles (including patents) are amortized on a straight-line basis over their estimated useful lives of 20 years.

Goodwill was calculated as of the Acquisition Date for the Successor, measured as the excess of the consideration transferred over the net of the Acquisition Date amounts of the identifiable assets (including intangible assets) acquired and the liabilities assumed.

Goodwill and trademarks are tested for impairment annually, as of December 1st, (Successor) and October 1st (Predecessor), or more frequently if events occur or circumstances change that would, more likely than not, reduce the fair value of the reporting unit below its carrying value. The impairment analysis is performed on a consolidated enterprise level based on one reporting unit.

In 2011, the Company adopted Accounting Standards Update No. 2011-08, Testing Goodwill for Impairment (ASU 2011-08), which was issued by the FASB in September 2011.  This standard permits an entity to conduct a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount.  If it is concluded that this is the case, it is necessary to perform the currently-prescribed two-step goodwill impairment test.  As part of the qualitative assessment, an entity considers factors such as macroeconomic conditions, industry and market conditions, cost factors, overall financial performance of the entity, as well as other non-financial variables that could impact the value of an entity.  The Company has determined that no impairment of goodwill existed at December 1, 2011.

In 2010, the goodwill impairment test involved the comparison of the carrying amount of the reporting unit’s goodwill to its estimated fair value.  An impairment would be recorded if the carrying amount exceeded the estimated enterprise fair value.  To estimate enterprise fair value, management relied primarily on its determination of the present value of expected future cash flows. Significant judgments and estimates about current and future conditions were used to estimate the fair value.  In estimating future cash flows, management estimated future sales volumes, sales prices, changes in commodity costs and the weighted cost of capital.  Management also considered market value comparables and, as applicable, the current market capitalization of the Company in determining whether impairment exists. Unforeseen events and changes in circumstances and market conditions, including general economic and competitive conditions could cause actual results to vary significantly from the estimates.  The Company determined that no impairment of goodwill existed at December 31, 2010.

Trademarks are generally associated with the Company’s product brands, and cash flows associated with these products are expected to continue indefinitely. The Company has placed no limit on the end of the Company’s trademarks’ useful lives.  The Company has determined that no impairment of trademarks existed at December 1, 2011.  See Note 8 – Intangible Assets.

Derivatives and Hedging Activities:  The Company uses foreign exchange rate derivative instruments in order to reduce exposure to inherent foreign currency fluctuations.  While management believes each of these instruments help mitigate various market risks, they are not designated and accounted for as hedges under ASC 815, Derivatives & Hedging, as a result of the extensive recordkeeping requirements of this statement. Accordingly, the gains and losses associated with the change in fair value of the instrument are recorded to selling, general and administrative expense in the period of change. The fair value of derivative assets is recognized within prepaid expenses and other assets, while the fair value of derivative liabilities is recognized within accrued and other liabilities.

Debt: The carrying values of the obligations outstanding under the Working Capital Facility, the Second Lien Facility and other long-term obligations, excluding the Senior Secured Notes and the Senior Subordinated Notes, approximate fair values since these obligations are fully secured and have varying interest charges based on current market rates. The fair value of the Company’s Senior Secured Notes was 103.5%  of face value at December 31, 2011 and 102% of face value at December 31, 2010.  The Company’s Senior Subordinated Notes was based on available market information at 102% of face value at December 31, 2010.  The fair value of the Senior Secured Notes was measured using the last available trade in 2011.

Income Taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the carrying value of assets and liabilities for financial reporting purposes and their tax basis. The measurement of current and deferred tax assets and liabilities is based on provisions of the enacted tax law.  The effects of future changes in tax laws or rates are not anticipated.  The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that are not expected to be realized. The Company’s effective tax rate includes the impact of providing U.S. taxes for most of the undistributed foreign earnings because of the applicability of I.R.C. Section 956 for earnings of foreign entities which guarantee the indebtedness of a U.S. parent. See Note 15 – Income Taxes to the consolidated financial statements.

Stock Option Accounting. All share-based payments to employees, including grants of employee stock options, are recognized in the statements of operations based on their fair values. The Company utilizes the modified prospective method in which compensation cost is recognized beginning with the effective date (a) based on the requirements for all share-based payments granted after the effective date and (b) based on the requirements for all awards granted to employees prior to the effective date that remain unvested on the effective date.  See Note 17 – Stock Options and Stock-Based Compensation to the consolidated financial statements.

Revenue Recognition. The Company sells its products with standard terms of sale of FOB shipping point or FOB destination. Revenue is recognized when persuasive evidence of an arrangement exists, the seller’s price is fixed and determinable, and collectability is reasonably assured.

The Company sponsors a number of annual incentive programs to augment distributor sales efforts including certain rebate programs and sales and market share growth incentive programs. Rebate programs established by the Company are communicated to distributors at the beginning of the year and are earned by qualifying distributors based on increases in purchases of identified product categories and based on relative market share of the Company’s products in the distributor’s service area.  The estimated rebate costs are accrued throughout the year and recorded as a reduction of revenue.  Rebates are paid periodically during the year.

Terms of sale generally include 30-day payment terms, return provisions and standard warranties for which reserves, based upon estimated warranty liabilities from historical experience, have been recorded. For a product that is returned due to issues outside the scope of the Company’s warranty agreements, restocking charges will generally be assessed.

One customer comprised 12% of the Company’s global sales for the year ended December 31, 2011 and 11% of the Company’s global sales for the period from December 3, 2010 through December 31, 2010, the period from January 1, 2010 through December 2, 2010, and for the year ended December 31, 2009. The Company’s top five distributors comprised 29%, 26%, 28%, and 27% of its global net sales for the year ended December 31, 2011, the period from December 3, 2010 through December 31, 2010, the period from January 1, 2010 through December 2, 2010,  and for the year ended December 31, 2009, respectively.

Product Warranty Programs. Various products are sold with product warranty programs. Provisions for warranty programs are made as the products are sold and adjusted periodically based on current estimates of anticipated warranty costs. The following table provides the activity in the warranty accrual:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009

Balance at beginning of period	$ 3,200	$ 3,000	$ 2,300	$ 2,961
Charged to expense	5,370	200	4,267	2,053
Warranty payments	(3,970)	-	(3,567)	(2,714)
Balance at end of period	$ 4,600	$ 3,200	$ 3,000	$ 2,300

 Research and development costs. Research and development is conducted in connection with new product development with costs of $4,200 for the year ended December 31, 2011, approximately $300 for the period from December 3, 2010 through December 31, 2010, $3,700 for the period from January 1, 2010 through December 2, 2010, and $2,700 for the year ended December 31, 2009. The costs relate to materials used in the development process and allocated engineering personnel costs and are reflected in “Selling, general & administrative expenses” as incurred.

Foreign Currency Translation. Local currencies have been designated as the functional currencies for all subsidiaries. Accordingly, assets and liabilities of the foreign subsidiaries are translated at the rates of exchange at the balance sheet dates. Income and expense items of these subsidiaries are translated at average monthly rates of exchange.

Accumulated Other Comprehensive Income. Components of accumulated other comprehensive income (loss), net of tax, are as follows:

	Successor				Predeccessor
	January 1, 2011 to		December 3, 2010 to		January 1, 2010 to
	through		through		through
	December 31, 2011		December 31, 2010		December 2, 2010
	Balance at	Increase	Balance at	Increase	Balance at	Increase	Balance at
	December 31	(Decrease)	December 31	(Decrease)	December 2	(Decrease)	January 1
Cumulative foreign currency translation gains (losses), net of taxes	$ 1,375	$ (1,385)	$ 2,760	$ 2,760	$ 11,159	$ 1,981	$ 9,178
Pension and post-retirement benefit plans income (loss)	(3,656)	(4,337)	681	681	(6,264)	(1,015)	(5,249)
Accumulated other comprehensive income (loss)	$ (2,281)	$ (5,722)	$ 3,441	$ 3,441	$ 4,895	$ 966	$ 3,929

The 2011 activity is net of deferred income taxes of $9 for cumulative foreign currency translation gains (losses) and $2,241 for pension and post-retirement benefits plans income (loss).

Effect of New Accounting Standards

Comprehensive Income.   In June 2011, the FASB issued Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220) — Presentation of Comprehensive Income (ASU 2011-05), to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of equity.  The standard does not change the items which must be reported in other comprehensive income, how such items are measured or when they must be reclassified to net income.  This standard is effective for interim and annual periods beginning after December 15, 2011 and will be applied by the Company beginning in 2012.  ASU 2011-05 affects financial statement presentation only and will have no impact on our results of operations.

Goodwill.   In September 2011, the FASB issued Accounting Standards Update No. 2011-08, Testing Goodwill for Impairment (ASU 2011-08), to permit an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the two-step goodwill impairment test.  ASU 2011-08 is intended to simplify how an entity tests goodwill for impairment.  This standard is effective for annual and interim goodwill impairment tests performed in fiscal years beginning after December 15, 2011 with early adoption permitted.  The Company adopted this standard  in 2011 as part of the Company’s annual test for goodwill impairment.

The Company has determined that all other recently issued accounting pronouncements will not have a material impact on its consolidated financial position, results of operations and cash flows, or do not apply to its operations.

Note 3. Acquisitions	12 Months Ended
Dec. 31, 2011
Schedule of Business Acquisitions, by Acquisition [Table Text Block]

3. Acquisitions

On the closing date of the Merger, the following events occurred:

• Each share of Predecessor’s common stock, including restricted shares, outstanding immediately prior to the Merger were cancelled and converted into the right to receive $15 in cash per share, without interest.

• Each outstanding option to acquire Predecessor’s common stock outstanding immediately prior to the Merger vested (if unvested) and was cancelled in exchange for the right to receive cash for the excess of $15 per share over the per share exercise price of the option.

• Successor received $176,010 in equity contributions and became a wholly-owned subsidiary of Technologies.

• Successor entered into an amended asset-backed credit facility (the “Working Capital Facility”) to provide for borrowings not to exceed $60,000 (including up to $10,000 for letters of credit) of borrowings, subject to the borrowing base capacity of certain customer receivables and inventories.

• Successor issued $260,000 aggregate principal amount of 9% Senior Secured Notes due 2017. The Senior Secured Notes are guaranteed on a secured basis by substantially all of the Company’s current and future assets.

• A notice of redemption was issued on December 3, 2010 for the $172,327 outstanding aggregate principal amount of 91⁄4% Senior Subordinated Notes due 2014, and the Company irrevocably deposited $183,672 with the Trustee to redeem the Senior Subordinated Notes at 101.542% and pay the related accrued interest due on February 1, 2011.

The $15 per share fair value of the consideration given for the outstanding equity on the date of the Acquisition represents the per share purchase price agreed upon by Thermadyne and affiliates of Irving Place Capital, as set forth in the Merger Agreement, and paid in cash by IPC solely for purposes of the business combination.

The Acquisition resulted in a 100% change in ownership of Thermadyne and is accounted for in accordance with United States accounting guidance for business combinations.  Accordingly, the assets acquired and liabilities assumed were recorded at fair value as of December 3, 2010. The provisional amounts recognized for assets acquired and liabilities assumed as of December 3, 2010 was determined by management with the assistance of an externally prepared valuation study of inventories, property, plant and equipment, intangible assets, goodwill, and capital and operating leases. These provisional amounts were updated in 2011 upon the completion of such study and the determination of other facts impacting fair value estimates. The adjustments arising out of the finalization of the amounts recognized for assets acquired and liabilities assumed do not impact cash flows. However, such adjustments resulted in immaterial decreases to amortization and increases to income (loss) from continuing operations before income tax provision (benefit) and discontinued operations, income tax provision (benefit) and net income (loss) in 2011.

The following table summarizes the acquisition costs, including professional fees and other related costs, and the assets acquired and liabilities assumed, based on their fair values:

At December 3, 2010:

Purchase price of outstanding equity		$ 213,926

Acquisition related costs:
Included in selling, general and administrative expenses:
December 3 through December 31, 2010		$ 12,111	(a)
January 1 through December 2, 2010		4,763	(a)
Deferred bond issuance fees		15,297
Total acquisition related costs		$ 32,171

Allocation of purchase price:
Total current assets, including cash of $20,772 and
deferred tax assets of $2,863		$ 187,147	(b)
Property, plant and equipment		73,792
Intangible assets:
Corporate trademarks	$ 19,341
Intellectual property bundles	77,476
Customer relationships	49,188
Total intangibles		146,005
Goodwill		180,596	(c)
Other assets including deferred tax asset of $414		1,273
Total assets acquired		$ 588,813

Total current liabilities excluding current portion of debt
and deferred tax liability		87,433	(d)
Senior subordinated notes due 2014, including call premium		177,066
Working capital facility due 2012		3,347
Capital leases		8,345
Deferred tax liability		84,231
Other long-term liabilities		15,039
Total liabilities assumed		375,461
Net assets acquired		$ 213,352

 (a)     Transaction related expenditures for legal and professional services were reported as selling, general and administrative expenses with $12,111 recorded in the Successor Period ended December 31, 2010 and $4,763 in the selling general and administrative expenses in the Predecessor Period ended December 2, 2010. The summation of Acquisition related costs from December 3 through December 31, 2010 including $121 of IPC advisory fees ($12,111) and from January 1 through December 2, 2010 ($4,763) is $16,874. The summation of these two amounts excluding the IPC advisory fee of $121 is $16,753 and is referenced in note (d) in the “Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Combined Period (Twelve Months) Ended December 31, 2010” above.

(b)     Total current assets includes cash of $20,772, accounts receivable of $67,756, inventories of $88,869, and deferred tax assets of $2,863.

(c)      Goodwill of $180,596 arising from the Acquisition represents the excess of the purchase price over specifically identified tangible and intangible assets, and is primarily attributable to the growth potential of the Company. The Company has one operating segment and thus one unit of reporting for goodwill. Approximately $2,124 of the amounts recorded for intangibles are deductible for tax purposes.

(d)     Total current liabilities excluding current portion of debt and deferred tax liability includes accounts payable of $30,962 and accrued liabilities of $46,746.

In 2011, the Company received a revised version of the externally prepared valuation study of inventories, property, plant and equipment, intangible assets, goodwill, and capital and operating leases.  As a result, the provisional amounts of assets acquired and liabilities assumed at the acquisition date were updated in 2011 and, accordingly, the 2010 amounts in the Balance Sheet were retrospectively adjusted. The adjustments arising out of the finalization of the amounts recognized for assets acquired and liabilities assumed do not impact cash flows.  The following table summarizes the final valuation adjustments made in 2011 to the assets acquired and liabilities assumed based on their fair values:

	December 3, 2010 Valuation
	Original	Revised	Adjustment
Assets acquired:
Property, plant and equipment
Land	$ 15,352	$ 13,894	$ (1,458)

Goodwill	164,678	180,596	15,918

Intangible assets
Customer relationships	54,920	49,188	(5,732)
Intellectual property bundles	81,380	77,476	(3,904)
Trademarks	19,079	19,341	262

Deferred financing fees	14,723	15,297	574

Liabilities assumed:
Total current liabilities excluding current portion
of debt and deferred tax liability	84,831	87,433	2,602

Deferred tax liability	81,173	84,231	3,058

Supplemental pro forma financial information– The following supplemental unaudited pro forma results of operations assumes the Acquisition and the related financing transactions described above (the “Transactions”) occurred on January 1, 2010 for each period presented. This unaudited pro forma information should not be relied upon as indicative of the historical results that would have been obtained if the Transactions had occurred on that date. Pro forma amounts reflect the adjusted results had the Transactions occurred at January 1, 2009 with adjustments primarily to interest, depreciation, amortization of certain intangible assets and deferred financing fees, to eliminate the last-in first-out (“LIFO”) adjustments, the turnaround impact of the fair value adjustments to foreign inventories, and the related adjustments of income tax expenses. The 2010 pro forma information also excludes the acquisition related costs incurred in 2010 but includes the full year impact of the new IPC management fees.

Unaudited
Year Ended December 31, 2009:	Pro Forma
Net sales	$ 347,655
Net income (loss)	(16,942)

Combined Period twelve months ended December 31, 2010:	Pro Forma
Net sales	$ 415,901
Net loss	(3,009)

Note 4. Discontinued Operations	12 Months Ended
Dec. 31, 2011
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

4. Discontinued Operations

 On December 30, 2006, the Company committed to dispose of its Brazilian manufacturing operations.  During 2009, the building and land associated with our former Brazilian operations were sold and the liability amounts recorded for tax matters, employee severance obligations and other estimated liabilities were increased.  As of December 31, 2011, the remaining accrued liabilities from the discontinued Brazilian operations were $660 and are primarily associated with tax matters for which the timing of resolution is uncertain.  The remaining liabilities have been classified within Accrued and Other Liabilities as of December 31, 2011.  Also in 2009, we collected the note received in the 2006 sale of our South African operations, and the Company recorded a gain of $1,900 in discontinued operations and $500 of interest income in continuing operations related to this transaction.

The table below sets forth the net income (loss) of discontinued operations:

South
	Brazil	Africa	Total
Twelve months ended December 31, 2009	$ 1,118	$ 1,933	$ 3,051

Note 5. Accounts Receivable	12 Months Ended
Dec. 31, 2011
Trade and Other Accounts Receivable, Policy [Policy Text Block]

5. Accounts Receivable

Accounts receivable are recorded at the amounts invoiced to customers, less an allowance for discounts and doubtful accounts. Management estimates the allowance based on a review of the portfolio taking into consideration historical collection patterns, the economic climate and aging statistics based on contractual due dates. Accounts are written off to the allowance once collection efforts are exhausted.

	Balance at		Net	Balance at
	Beginning	(Recovery)	Write-offs &	End
Allowance for Discounts and Doubtful Accounts:	of Period	Provision	Adjustments	of Period

Year ended December 31, 2011	$ 400	$ 266	$ 84	$ 750
December 3, 2010 through December 31, 2010	400	(20)	20	400
January 1, 2010 through December 2, 2010	400	(105)	105	400
Year ended December 31, 2009	900	1,139	(1,639)	400

Due to the current economic crisis in Europe, the Company has increased its allowance for discounts and doubtful accounts as the collection of a small portion of the receivables balance in this region has been determined to be at risk.  The Company, however, is not aware of any material European-based customer balances that will not be collected.

In 2009, the Company wrote off a receivable from a Venezuelan-based customer in the amount of $1,287.  The Company received $649 and $200 recovery of this receivable in 2011 and 2010, respectively.

Note 6. Inventories	12 Months Ended
Dec. 31, 2011
Inventory, Policy [Policy Text Block]

6. Inventories

The composition of inventories at December 31 is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Raw materials and component parts	$ 32,009	$ 25,075
Work-in-process	4,916	3,853
Finished goods	61,795	56,512
	98,720	85,440
LIFO reserve	(2,709)	-
	$ 96,011	$ 85,440

The carrying value of inventories accounted for by the last-in, first-out (LIFO) inventory method exclusive of the LIFO reserve was $74,885 at December 31, 2011 and $61,577 at December 31, 2010.  The remaining inventory amounts are held in foreign locations and accounted for using the first-in first-out method.

Inventory was adjusted to fair value as part of the Acquisition accounting as of December 3, 2010.  Accordingly, the LIFO reserve was eliminated at that date.  The fair value assigned to finished goods was manufactured cost, increased by the expected profit margins net of estimated disposal costs and selling profits. The expected margins were based on historical margins achieved by Thermadyne, and the relative amount of selling effort expected by Successor Thermadyne after the Acquisition Date. Work in process was valued using this approach adjusted to consider estimated costs to complete. Raw materials were priced at purchase cost which approximated fair value.

Note 7. Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment Disclosure [Text Block]

7. Property, Plant, and Equipment

The composition of property, plant and equipment is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Land	$ 14,091	$ 14,438
Building	11,638	10,921
Machinery and equipment	53,473	47,318
Construction in progress	9,732	2,935
	88,934	75,612
Accumulated depreciation	(15,073)	(1,274)
	$ 73,861	$ 74,338

Assets recorded under capitalized leases were $6,651 ($4,653 net of accumulated depreciation) and $5,871 ($5,689 net of accumulated depreciation) at December 31, 2011 and 2010, respectively.

Note 8. Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Text Block]

8. Intangible Assets

The composition of intangible assets, excluding goodwill, is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Customer relationships	$ 49,188	$ 49,188
Intellectual property bundles	77,476	77,476
Patents	1,087	188
Trademarks	19,341	19,341
	147,092	146,193
Accumulated amortization of customer relationships
and intellectual property bundles	(6,827)	(531)
	$ 140,265	$ 145,662

In the fourth quarter of 2011, the provisional amounts of assets acquired and liabilities assumed at the acquisition date were updated as the Company received a revised version of the externally prepared valuation study.  As a result, the intangible assets values were amended as shown in Note 3 – Acquisitions.

Customer Relationships:

The Company sells primarily to distributors, who sell the products to end users. Management determined the value of customer relationships with the assistance of an asset appraisal firm, using a multi-period excess earnings approach, which estimates fair value based on earnings and the application of a discounted cash flow methodology. In the application of this method, the nature of the customer relationship, historical attrition rates and the estimated future cash flows of existing customers at the Acquisition Date were considered.

Intellectual Property Bundles (Including Patents):

The fair value of Thermadyne’s patents, underlying trade secrets and product methodology were determined based on a bundled approach utilizing the Relief from Royalty (“RFR”) Method with the assistance of an asset appraisal firm. Under RFR, the value of the intangible assets reflects the savings realized by owning the intangible assets.  The premise associated with this valuation technique is that if the intangible assets were licensed to an unrelated party, the unrelated party would pay a percentage of revenue for the use of the assets.  The present value of the future cost savings, or relief from royalty, represents the value of the intangible assets.

Thermadyne’s intellectual property bundles (IP) products were grouped into two main product categories: (1) gas equipment, arc accessories, and plasma cutting and (2) welding, filler metals, and hard facing.

Amortization expense for intellectual property bundles and customer relationships was $6,296 for the year ended December 31, 2011, $531 for the period of December 3, 2010 to December 31, 2010, $2,515 for the period of January 1, 2010 through December 2, 2010, and $2,693 for the year ended December 31, 2009. Amortization expense for IP bundles and customer relationships is expected to be approximately $6,300 for each of the next five fiscal years.

Goodwill:

Goodwill was calculated as of the Acquisition Date of December 3, 2010, measured as the excess of the consideration transferred over the net of the Acquisition Date amounts of the identifiable assets acquired and the liabilities assumed, all measured in accordance with ASC Topic 805.

As discussed in Note 3 - Acquisitions, certain financial information for 2010, including goodwill, has been retrospectively adjusted as a result of the completion of the purchase price allocation for the acquisition that occurred on December 3, 2010. The Company also increased goodwill by $2,000 to correct an error in the accounting for the foreign currency translation of goodwill as of December 31, 2010. Comprehensive loss for the period ended December 31, 2010 was decreased by $1,240 due to the goodwill adjustment, net of taxes. The adjustments to correct the error were not material to the financial statements.

The change in the carrying amount of goodwill was as follows:

Carrying Amount
of Goodwill
Predecessor:
Balance as of January 1, 2010	$ 187,818
Foreign currency translation	802
Balance as of December 2, 2010	$ 188,620
Successor:
December 3, 2010 acquisition balance	$ 180,596
Foreign currency translation (a)	2,245
Balance as of December 31, 2010	$ 182,841
Foreign currency translation	(412)
Balance as of December 31, 2011	$ 182,429

(a) Amount includes $2,000 to correct an error in the accounting for the foreign currency translation of goodwill as of December 31, 2010.

Note 9. Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2011
Debt and Capital Leases Disclosures [Text Block]

9. Debt and Capital Lease Obligations

The composition of debt and capital lease obligations is as follows:

	Successor
	December 31,	December 31,
	2011	2010
Senior Secured Notes due December 15, 2017, 9% interest
payable semi-annually on June 15 and December 15	$ 260,000	$ 260,000
Senior Subordinated Notes due February 1, 2014, 9 1/4% interest
payable semiannually on February 1 and August 1	-	176,095
Capital leases	5,322	6,771
	265,322	442,866
Current maturities	(1,715)	(178,302)
	$ 263,607	$ 264,564

At December 31, 2011, the schedule of principal payments of debt is as follows:

2012		1,715
2013		1,545
2014		1,257
2015		655
2016		150
2017		260,000
Thereafter		-

The Senior Subordinated Notes due 2014 were adjusted to estimated fair value as of the Acquisition Date.  On February 1, 2011, the outstanding principal of $172,327 and a call premium of $2,657, along with $8,688 of accrued interest, was paid from assets placed and irrevocably held in trust at December 3 and December 31, 2010 for this redemption.

Interest of $33,980 was paid for year ended December 31, 2011, $70 for the period from December 3, 2010 through December 31, 2010, and $21,134 for the period from January 1, 2010 through December 2, 2010, and $19,957 for the year ended December 31, 2009.

Senior Secured Notes due 2017

On December 3, 2010, Merger Sub issued $260,000 in aggregate principal of 9% Senior Secured Notes due 2017 (the “Senior Secured Notes” or the “Notes”) under an indenture by and among Thermadyne, the guarantors of the Senior Secured Notes and U.S. Bank National Association, as trustee and collateral trustee (the “Indenture”). The net proceeds from this issuance, together with funds received from the equity investments made by affiliates of IPC, its co-investors and certain members of Thermadyne management, were used to finance the Acquisition of Thermadyne, to redeem the Senior Subordinated Notes due 2014, and to pay the transaction related expenses.  The Notes bear interest at a rate of 9% per annum, which is payable semi-annually in arrears on June 15 and December 15, commencing on June 15, 2011.  Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.  The Notes will mature on December 15, 2017.

The Senior Secured Notes are fully and unconditionally guaranteed, jointly and severally, by each of Thermadyne’s existing and future domestic subsidiaries and by its Australian subsidiaries Thermadyne Australia Pty Ltd. and Cigweld Pty Ltd.  The Senior Secured Notes and guarantees are secured, subject to permitted liens and except for certain excluded assets, on a first priority basis by substantially all of Thermadyne’s and the guarantors’ current and future property and assets (other than accounts receivable, inventory and certain other related assets that secure, on a first priority basis, Thermadyne’s and the guarantors’ obligations under Thermadyne’s Working Capital Facility (as defined below)), including the capital stock of each subsidiary of Thermadyne (other than immaterial subsidiaries), which, in the case of non-guarantor foreign subsidiaries, is limited to 65% of the voting stock and 100% of the non-voting stock of each first-tier foreign subsidiary, and on a second priority basis, by substantially all the collateral that secures the Working Capital Facility on a first priority basis.

The Senior Secured Notes and the guarantees rank equal in right of payment with any of Thermadyne’s and the guarantors’ senior indebtedness, including indebtedness under the Working Capital Facility.  The Notes and the guarantees rank senior in right of payment to any of the Company’s and the guarantors’ existing and future indebtedness that is expressly subordinated to the Notes and the guarantees and are effectively senior to any unsecured indebtedness to the extent of the value of the collateral for the Notes and the guarantees.  The Notes and the guarantees will be effectively junior to the Company’s and the guarantors’ obligations under the Working Capital Facility to the extent the Company’s and the guarantors’ assets secure such obligation on a first priority basis and are effectively junior to any secured indebtedness that is either secured by assets that are not collateral for the Notes and the guarantees or secured by a prior lien in the collateral for the Notes and the guarantees, in each case, to the extent of the value of the assets securing such indebtedness.

On or after December 15, 2013, Thermadyne may redeem all or a part of the Senior Secured Notes at redemption prices set forth in the Indenture (expressed as a percentage of principal amount of Notes to be redeemed) ranging from 106.75% to 100%, depending on the date of redemption.  At any time prior to December 15, 2013, the Company may redeem, subject to applicable notice and other requirements:

·         during each twelve-month period commencing with the issue date, up to 10% of the original aggregate principal amount of Notes at a redemption price of 103%;

·         all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus a “make-whole” premium, as determined in accordance with the Indenture; and

·         on one or more occasions, at its option, up to 35% of the original aggregate principal amount of Notes issued, at a redemption price of 109% of the aggregate principal amount of the Notes to be redeemed, with the net cash proceeds of one or more equity offerings of Thermadyne or any of its direct or indirect parents to the extent such proceeds are received by or contributed to Thermadyne.

 In addition to the applicable redemption prices, for each redemption the Company must also pay accrued and unpaid interest and special interest, if any, to but excluding the applicable redemption date.  If the Company sells certain assets or experiences specific kinds of changes of control, it must offer to repurchase the Notes.

The Senior Secured Notes contain customary covenants and events of default, including covenants that, among other things, limit the Company’s and its restricted subsidiaries’ ability to incur additional indebtedness, pay dividends on, repurchase or make distributions in respect of its capital stock or make other restricted payments, make certain investments, loans or advances, sell, transfer or otherwise convey certain assets, and create liens.

 Upon a change of control, as defined in the Indenture, each holder of the Senior Secured Notes has the right to require the Company to purchase the Senior Secured Notes at a purchase price in cash equal to 101% of the principal, plus accrued and unpaid interest.

On March 6, 2012, the Company issued $100 million in aggregate principal amount of 9% Senior Secured Notes due 2017 (the “Additional Notes”) at par plus accrued but unpaid interest since December 15, 2011. The Additional Notes mature on December 15, 2017 and were issued as “additional notes” pursuant to the Indenture. Prior to the issuance of the Additional Notes, $260 million aggregate principal amount of 9% Senior Secured Notes due 2017 were outstanding (the “Original Notes” and together with the Additional Notes, the “Notes”). The Indenture provides that the Additional Notes are general senior secured obligations of the Company and are fully and unconditionally guaranteed on a senior secured basis by each our existing and future domestic subsidiaries (other than immaterial subsidiaries) and certain of our Australian subsidiaries. The Original Notes and the Additional Notes are treated as a single series under the Indenture and are therefore subject to the same terms, conditions and rights under the Indenture.

On February 27, 2012, the Company, the guarantors party to the Indenture and the Trustee entered into the First Supplemental Indenture to amend the terms of the Indenture to modify the restricted payments covenant to increase the restricted payments basket to $100 million in order to permit the Company to use the proceeds of the Additional Notes to pay a cash dividend of $93.5 million to the Company’s parent company to allow it to redeem a portion of its outstanding Series A preferred stock and to pay fees and expenses related to the offering of the Additional Notes and the related consent solicitation required to amend the Indenture in connection with the offering.. The First Supplemental Indenture became operative on March 6, 2012 upon the issuance of the Additional Notes, at which time the Company made a cash payment of $20 per $1,000 in principal amount of Original Notes, or a total aggregate payment of $5.2 million, to Holders of such notes in connection with the solicitation of consents to amend the Indenture.

Working Capital Facility

On December 3, 2010, Thermadyne entered into a Fourth Amended and Restated Credit Agreement (the “GE Agreement”) with General Electric Capital Corporation as lender and administrative agent (the “Working Capital Facility”). The Working Capital Facility provides for borrowings not to exceed $60,000, including up to $10,000 for letters of credit and swingline loans, subject to borrowing base capacity. Provided that no default is then existing or would arise therefrom, Thermadyne has the option to increase commitments under the Working Capital Facility by up to $25,000. The Working Capital Facility matures on December 2015.

The Indenture governing the Senior Secured Notes limits the aggregate principal amount outstanding at any one time under the Working Capital Facility to the greater of $60,000 or the borrowing under the borrowing base capacity determined as:

·         85% of the aggregate book value of eligible accounts receivable consisting of the receivables from U.S., Canadian, and Australian-based customers; plus

·         the lesser of (a) 85% of the aggregate net orderly liquidation value of eligible inventory consisting of the U.S. and Australian-based inventories (subject to certain reserves and adjustments) multiplied by a percentage representing the net orderly liquidation value of the book value of such inventory and (b) 65% of the aggregate book value of the sum of the eligible inventory.

For the first six months following the closing date of the Acquisition, borrowings under the Working Capital Facility bore interest at a rate per annum of LIBOR, plus 2.75%.  Thereafter, the applicable margins under the Working Capital Facility will adjust based on average excess borrowing availability under the Working Capital Facility. If the average excess borrowing availability is greater than or equal to $25,000, the applicable interest rate will be LIBOR plus 2.75%. If the average excess borrowing availability is less than $25,000, the applicable margin will be LIBOR plus 3.0%.  Thermadyne has the option to have borrowings bear interest at a base rate plus applicable margins as set forth in the GE Agreement.

Commitment fees are payable in respect of unutilized commitments at (i) 0.75% per annum if outstanding loans and letters of credit are less than 50% of the aggregate amount of such commitments or (ii) 0.50% if the outstanding loans and letters of credit are greater than 50% of the aggregate amount of such commitments.

If at any time the aggregate amount of outstanding loans (including swingline loans), unreimbursed letter of credit drawings and undrawn letters of credit under the Working Capital Facility exceeds the lesser of (i) the aggregate commitments under the Working Capital Facility and (ii) the borrowing base, the Company will be required to repay outstanding loans and then cash collateralize letters of credit in an aggregate amount equal to such excess, with no reduction of the commitment amount.

 All obligations under the Working Capital Facility are unconditionally guaranteed by Technologies and substantially all of the Company’s existing and future, direct and indirect, wholly-owned domestic subsidiaries and its Australian subsidiaries Thermadyne Australia Pty Ltd. and Cigweld Pty Ltd. The Working Capital Facility is secured, subject to certain exceptions, by substantially all of the assets of the guarantors and Technologies, including a first priority security interest in substantially all accounts receivable and other rights to payment, inventory, deposit accounts, cash and cash equivalents and a second priority security interest in all assets other than the Working Capital Facility collateral.

The Working Capital Facility has a minimum fixed charge coverage ratio test of 1.1 if the excess availability under the Facility is less than $9,000 (which minimum amount will be increased or decreased proportionally with any increase or decrease in the commitments thereunder). In addition, the Working Capital Facility  includes negative covenants that limit the Company’s ability and the ability of Technologies and certain subsidiaries to, among other things: incur, assume or permit to exist additional indebtedness or guarantees; grant liens; consolidate, merge or sell all or substantially all of the Company’s assets; transfer or sell assets and enter into sale and leaseback transactions; make certain loans and investments; pay dividends, make other distributions or repurchase or redeem the Company’s or Technologies’ capital stock; and prepay or redeem certain indebtedness.

At December 31, 2011, $1,416 of letters of credit and no borrowings under the Working Capital Facility were outstanding, and the unused availability, net of letters of credit, was $53,003.

The Company’s weighted average interest rate on its short-term borrowings was 4.78% for the year ended December 31, 2011, 5.71% for the period from January 1, 2010 through December 2, 2010 and 6.45% for the year ended December 31, 2009, respectively.  There were no borrowings under the Working Capital Facility during the period from December 3, 2010 through December 31, 2010.

In connection with the Additional Notes offering, GE Capital Corporation agreed to amend the credit agreement to allow the Company, among other things, to issue the Additional Notes and use the net proceeds as described above. The amendment became effective concurrently with the consummation of the offering of Additional Notes on March 6, 2012.

Covenant Compliance

Failure to comply with the Company’s financial covenants in future periods would result in defaults under the Company’s credit agreements unless covenants are amended or defaults are waived.  The most restrictive financial covenant is the “fixed charge coverage” covenant under the Working Capital Facility, which requires cash flow, as defined, to be at least 1.10 of fixed charges, as defined.  Compliance is measured quarterly based on the trailing four quarters.  A default under the Working Capital Facility would constitute a default under the Senior Secured Notes.

At December 31, 2011, the Company was in compliance with its financial covenants. The Company expects to remain in compliance.

Second Lien Facility

On August 14, 2009, the Company entered into the 2009 Amended and Restated Second Lien Facility Agreement with the agent and the lenders party thereto (the “Amended Second Lien Facility Agreement”). The Amended Second Lien Facility Agreement refinanced the loans outstanding under the Second Lien Facility Agreement dated July 29, 2004. Under the Amended Second Lien Facility Agreement, the Company issued a new $25,000 Second Lien Facility at 92.346% of the face amount, repaid the $14,000 balance of the Second Lien Facility and realized $9,000 of net proceeds. The maturity date was extended from November 7, 2010 to November 30, 2012. The applicable interest rate was changed to, at the Company’s option, (a) the greater of LIBOR or 6%, plus 6% or (b) the greater of the prime rate, the federal funds rate plus one half of 1.00% or 6%, plus 6%. At issuance and through its retirement in 2010, the interest rate payable was 12%, and the effective interest rate, including amortization of the issuance discount, was 15%. Prior to this amendment, the interest rate on this Facility during the period of 2008 through August 14, 2009 was LIBOR plus 2.75%. The lender for the Second Lien Facility was an affiliate of the holder of approximately 33% of the Predecessor Company’s outstanding shares of common stock. The lenders under the previous Second Lien Facility Agreement and additional entities each became lenders under the Amended Second Lien Facility Agreement.

In June 2010, Predecessor Thermadyne voluntarily repaid all of the remaining second lien indebtedness due November 30, 2012 and terminated the related credit agreement. The prepayment was funded primarily with borrowings under the Company’s Working Capital Facility.

Senior Subordinated Notes Due 2014

On December 3, 2010, Thermadyne called for redemption of the $172,327 aggregate outstanding 9¼% Senior Subordinated Notes due 2014 on February 1, 2011 at a price of 101.542% plus accrued and unpaid interest. Thermadyne irrevocably deposited with the trustee funds sufficient to pay the Redemption Price of the Senior Subordinated Notes.

Thermadyne remained the primary obligor of the Senior Subordinated Notes through February 1, 2011.  Accordingly, the Senior Subordinated Notes and related assets placed with the trustee remain on Thermadyne’s balance sheet, and are classified as current at December 31, 2010.  Successor Thermadyne’s opening balance sheet at December 3, 2010 includes the fair value of the Senior Subordinated Notes due 2014 at that date of $177,066.

The trustee acknowledged the satisfaction and discharge of the indenture as of December 3, 2010 and has informed the Company the Senior Subordinated Notes were paid on February 1, 2011.

The Senior Subordinated Notes accrued interest at the rate of 9 1/4% per annum payable semi-annually in arrears on February 1 and August 1 of each year.

The indenture provided for the payment of an additional special interest adjustment based on the Company’s consolidated leverage ratio.  During the period from January 1, 2011 until the debt’s redemption on February 1, 2011, the quarterly special interest adjustment resulted in additional interest expense of $36. The quarterly special interest adjustment resulted in additional interest expense of $101 for the period from December 3, 2010 through December 31, 2010, $2,711 for the period from January 1, 2010 through December 2, 2010 and $1,528 for the year ended December 31, 2009.

Interest on the Senior Subordinated Notes due 2014, excluding the special interest adjustment, totaled $1,328 for the period from January 1, 2011 until the debt’s redemption on February 1, 2011.  Interest on the Senior Subordinated Notes due 2014 totaled $1,364 from December 3, 2010 through December 31, 2010.  During the period from January 1, 2011 until the debt’s redemption on February 1, 2011, $1,110 of the fair value premium recorded for the Senior Subordinated Notes was amortized as a reduction of interest expense.  During the period December 3, 2010 through December 31, 2010, $971 of the fair value premium recorded for the Senior Subordinated Notes was amortized as a reduction of interest expense.

Note 10. Terminated Interest Rate Swap Arrangement	12 Months Ended
Dec. 31, 2011
Derivative, Type of Interest Rate Paid on Swap

10. Terminated Interest Rate Swap Arrangement

In February 2004, the Company entered into an interest rate swap arrangement to convert a portion of the fixed rate exposure on its Senior Subordinated Notes to variable rates.  On February 1, 2009, the swap arrangement was terminated by the counterparty pursuant to terms of the arrangement and a $3,000 payment was received by the Company in conjunction with this termination.  The Company recorded a fair value adjustment to the portion of its Senior Subordinated Notes that was hedged and this effect was amortized as a reduction of interest expense over the remaining term of the Senior Subordinated Notes through December 2, 2010. As part of the Acquisition accounting on December 3, 2010, the Senior Subordinated Notes were recorded at fair value.  The unamortized balances from the settlement of the interest rate swap arrangement of $1,461 were eliminated as of the Acquisition Date.

Note 11. Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Text Block]

11. Derivative Instruments

As part of the Company’s ongoing operations, the Company is exposed to foreign exchange currency rates.  To manage these risks, the Company may enter into certain foreign exchange rate derivative instruments pursuant to established policies.  The Company enters into these instruments with two major commercial banks as counterparties.  The Company does not enter into derivatives for trading or speculative purposes.

All derivatives are recognized at fair value on the Company’s Consolidated Balance Sheets.  The cash flows from settled derivative contracts are recognized in operating activities in the Company’s Consolidated Statements of Cash Flows.  The gains and losses associated with the change in fair value of the instruments are recorded to selling, general and administrative expense in the period of change.

The following table presents the fair values and other information regarding derivative instruments not designated as hedging instruments as of December 31, 2011 and 2010:

	Derivative Asset		Derivative Liability
	As of December 31, 2011		As of December 31, 2011
	Balance Sheet		Balance Sheet
	Location	Fair Value	Location	Fair Value

Foreign exchange contracts	Prepaid expenses and other	$ 30	Accrued and other liabilities	$ 274

	Derivative Asset		Derivative Liability
	As of December 31, 2010		As of December 31, 2010
	Balance Sheet		Balance Sheet
	Location	Fair Value	Location	Fair Value

Foreign exchange contracts	Prepaid expenses and other	$ 878	Accrued and other liabilities	$ 910

The following table presents the impact of derivative instruments on the Consolidated Statement of Operations for the years ended December 31, 2011 and 2010:

Derivatives Not Designated as Hedging Instruments	Location of Gain (Loss) Recognized in Income on Derivatives	Amount of Gain (Loss) Recognized in Income on Derivatives
		Successor		Predecessor
			December 3, 2010	January 1, 2010
		Year Ended	through	through
		December 31, 2011	December 31, 2010	December 2, 2010

Foreign exchange contracts	Selling, general & administrative expense	$ (421)	$ -	$ -

As of December 31, 2011, the maximum length of time of the foreign exchange rate derivative instruments the Company has entered into is twelve months.

The maximum amount of loss due to the credit risk of the counterparties, should the counterparties fail to perform according to the terms of the contracts, includes an immaterial collateral deposit and the forfeiture of any unrealized gains.  The Company does not expect the counterparties to fail to meet their obligations.

Note 12. Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Text Block]

12.  Fair Value Measurements

The Company determines fair value utilizing a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. The fair value hierarchy gives the highest priority to quoted market prices (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs used to measure fair value are as follows:

  Level 1 – quoted prices in active markets for identical assets or liabilities accessible by the reporting entity.
  Level 2 – observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
  Level 3 – unobservable inputs for an asset or liability. Unobservable inputs should only be used to the extent observable inputs are not available.

The following table details the assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010, respectively, and the level within the fair value hierarchy used to measure each category of assets.

Quoted Prices in
		Active Markets for	Significant Other	Significant
	Balance as of	Identifiable Assets	Observable Inputs	Unobservable
Description	December 31, 2011	or Liabilities (Level 1)	(Level 2)	Inputs (Level 3)

Prepaid expenses and other - Derivatives	$ 30	$ -	$ 30	$ -

Accrued and other liabilities - Derivatives	$ 274	$ -	$ 274	$ -

Quoted Prices in
		Active Markets for	Significant Other	Significant
	Balance as of	Identifiable Assets	Observable Inputs	Unobservable
Description	December 31, 2010	or Liabilities (Level 1)	(Level 2)	Inputs (Level 3)

Prepaid expenses and other - Derivatives	$ 878	$ -	$ 878	$ -

Accrued and other liabilities - Derivatives	$ 910	$ -	$ 910	$ -

See Note 12 – Derivative Instruments for further information on the derivative balances shown above.

There were no transfers between Levels 1, 2, or 3 fair value measurements during the year ended December 31, 2011, the period from December 3, 2010 through December 31, 2010, or the period from January 1, 2010 through December 2, 2010.  The Company has various financial instruments, including cash and cash equivalents, short and long-term debt and forward contracts.  While these financial instruments are subject to concentrations of credit risk, the Company has minimized this risk by entering into these arrangements with a diversified group of highly-rated counterparties.  The Company does not expect any counterparties to fail to meet their obligations.

The fair value of cash and cash equivalents, accounts receivable and accounts payable approximated fair value due to the short-term nature of these instruments at both December 31, 2011 and 2010.  See Note 9 - Debt and Capital Lease Obligations for the fair value estimate of debt.

Note 13. Leases	12 Months Ended
Dec. 31, 2011
Leases of Lessee Disclosure [Text Block]

13. Leases

Future minimum lease payments under leases with initial or remaining non-cancelable lease terms in excess of one year at December 31, 2011 are as follows:

	Capital	Operating
	Leases	Leases
2012	$ 2,062	$ 7,964
2013	1,748	7,474
2014	1,382	6,459
2015	674	5,246
2016	151	4,399
Thereafter	-	8,936
Total minimum lease payments	6,017	$ 40,478
Amount representing interest	(695)
Present value of net minimum lease payments, including current obligations of $1,715	$ 5,322

Rent expense under operating leases amounted to $9,561 for the year ended December 31, 2011, $662 for the period from December 3, 2010 through December 31, 2010, $8,465 for the period from January 1, 2010 through December 2, 2010 and $8,937 for the year ended December 31, 2009.

Note 14. Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities Disclosure [Text Block]

14. Restructuring

In 2011, the Company committed to restructuring plans that include exit activities at manufacturing sites in West Lebanon, New Hampshire and Pulau Indah, Selangor, Malaysia.  The Company has substantially completed these activities at December 31, 2011.  These exit activities impact approximately 165 employees and are intended to reduce the Company’s fixed cost structure and better align its global manufacturing and distribution footprint.

The following provides a summary of restructuring costs incurred during 2011 to date and total expected restructuring costs associated with these activities by major type of cost:

As of December 31, 2011
		Cumulative	Total Expected
	Year Ended	Restructuring	Restructuring
	December 31, 2011	Costs	Costs
Employee termination benefits	$ 3,197	$ 3,197	$ 3,700
Other restructuring costs	2,207	2,207	4,100
Total restructuring costs	$ 5,404	$ 5,404	$ 7,800

Employee termination benefits primarily include severance and retention payments to employees impacted by exit activities.  Other restructuring costs include changes to the lease terms of the impacted facility, expense to relocate certain individuals and equipment to other manufacturing locations and employee training costs.

The following is a rollforward of the liabilities associated with the restructuring activities since the inception of the plan.  The liabilities are reported as a component of accrued and other liabilities in the accompanying consolidated balance sheet as of December 31, 2011.

	Employee	Other
	Termination	Restructuring
	Benefits	Costs	Total
Charges	$ 3,197	$ 2,207	$ 5,404
Payments and other adjustments	(1,626)	(1,912)	(3,538)
Balance as of December 31, 2011	$ 1,571	$ 295	$ 1,866

The remaining payments for these exit activities are expected to be made primarily in the first quarter of 2012 with some continuing payments throughout 2012.

Note 15. Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]

15. Income Taxes

Pretax income (loss) from continuing operations was allocated under the following jurisdictions:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009

Domestic loss	$ (6,548)	$ (13,590)	$ (7,693)	$ (5,272)
Foreign income (loss)	21,115	(1,675)	22,016	9,060
Income (loss) before income taxes	$ 14,567	$ (15,265)	$ 14,323	$ 3,788

The provision (benefit) for income taxes for continuing operations is as follows:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009
Current
Federal	$ -	$ (106)	$ (98)	$ (242)
Foreign	6,567	136	6,673	3,976
State and local	325	10	306	17
Total current	6,892	40	6,881	3,751
Deferred	934	(625)	1,306	(1,094)
Income tax provision (benefit)	$ 7,826	$ (585)	$ 8,187	$ 2,657

 The composition of deferred tax assets and liabilities at December 31 is as follows:

	Successor
	2011	2010
Deferred tax assets:
Post-employment benefits	$ 3,440	$ 4,053
Accrued liabilities	4,367	5,741
Other	3,302	1,802
Net operating loss carryforwards-foreign and U.S.	54,482	57,217
Total deferred tax assets	65,591	68,813
Valuation allowance for deferred tax assets	(15,176)	(16,689)
Net deferred tax assets	$ 50,415	$ 52,124
Deferred tax liabilities:
Inventories	$ (5,981)	$ (8,382)
Property, plant, and equipment	(7,447)	(8,602)
Intangibles	(47,378)	(49,429)
Investment in subsidiary	(68,873)	(67,411)
Total deferred tax liabilities	(129,679)	(133,824)
Net deferred tax liabilities	$ (79,264)	$ (81,700)

Income taxes paid for the year ended December 31, 2011 was $8,329, for the period from December 3, 2010 through December 31, 2010 was $92, for the period from January 1, 2010 through December 2, 2010 was $3,673 and for the year ended December 31, 2009 was $5,924.

The provision for income tax differs from the amount of income taxes determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009

Tax at U.S. statutory rates	$ 5,098	$ (5,343)	$ 5,013	$ 1,326
Foreign deemed dividends (Section 956)	4,046	-	4,736	2,101
Nondeductible expenses and other exclusions	(77)	154	408	(599)
Nondeductible acquisition expenses	-	3,859	1,097	-
Valuation allowance for deferred tax assets	(2,063)	655	(3,239)	-
Foreign tax rate differences and nonrecognition of foreign tax loss benefits	(966)	722	(779)	300
State income taxes	441	(45)	357	(24)
Change in basis of investment of subsidiary	1,347	(587)	594	(447)
Income tax provision (benefit)	$ 7,826	$ (585)	$ 8,187	$ 2,657

As a result of the Company’s bankruptcy restructuring in 2003, the Company recognized cancellation of indebtedness income.  Under Internal Revenue Code Section 108, this cancellation of indebtedness income is not recognized for income tax purposes, but reduced various tax attributes, primarily the tax basis in the stock of a subsidiary, for which a deferred tax liability was recorded.

As of December 31, 2011, the Company has net operating loss carryforwards from the years 2001 through 2010 available to offset future U.S. taxable income of approximately $135,400. The Company has recorded a related deferred tax asset of approximately $53,900 with a $14,600 valuation allowance, given the uncertainties regarding utilization of a portion of these net operating loss carry forwards. The net operating losses in the U.S. will expire between the years 2020 and 2030. The Company adopted Accounting Standards Codification (“ASC”) Topic 805, "Business Combinations," effective January 1, 2009.  This establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired.  After adoption of this pronouncement, the benefit of net operating loss carryovers reduces income tax expense as the carryovers are utilized.

The Company’s policy is to include both interest and penalties on uncertain positions and underpayments of income taxes in its income tax provision.  Total interest accrued was $339 and $330 as of December 31, 2011 and 2010, respectively.  No penalties were accrued for either date by the Company.

A reconciliation of the Company’s Reserve for Uncertain Tax Positions is as follows:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009

Balance at beginning of period	$ 1,495	$ 1,490	$ 1,470	$ 1,731
Additions based on tax positions related to the current year	146	5	64	100
Reductions for tax positions of prior years	(295)	-	(44)	(361)
Balance at end of period	$ 1,346	$ 1,495	$ 1,490	$ 1,470

      The Company did not make any payments related to the Reserve for Uncertain Tax Positions in 2011.  The $295 of reductions for 2011 reduced the 2011 income tax provision expense and the $44 of reductions for 2010 reduced the 2010 income tax provision expense.  The Company does not expect to make payments related to the Reserve for Uncertain Tax Positions in the next twelve months.

The Company’s U.S. federal income tax returns for tax years 2008 and beyond remain subject to examination by the Internal Revenue Service.  The Company’s state income tax returns for 2007 through 2011 remain subject to examination by various state taxing authorities.  The Company’s significant foreign subsidiaries’ local country tax filings remain open to examination as follows:  Australia (2007-2011), Canada (2006-2011), United Kingdom (2005-2011) and Italy (2004-2011).  No extensions of the various statutes of limitations have currently been granted.

The Company’s foreign subsidiaries have undistributed earnings at December 31, 2011 of approximately $29,500. The Company has recognized the estimated U.S. income tax liability associated with approximately $17,400 of these foreign earnings because of the applicability of I.R.C. Section 956 for earnings of foreign entities which guarantee the indebtedness of a U.S. parent. Upon distribution of those earnings in the form of dividends or otherwise, the Company may be subject to withholding taxes payable to the various foreign countries estimated as $1,100.

Note 16. Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]

16. Contingencies

In October 2010, two identical purported class action lawsuits were filed in connection with the Acquisition against the Company, its directors, and Irving Place Capital. On November 25, 2010, the Company, its directors and Irving Place Capital entered into a memorandum of understanding with the plaintiffs regarding the settlement of these actions. On June 30, 2011, the Circuit Court of St. Louis County, Missouri (the “Circuit Court”) issued an order approving the settlement and resolving and releasing all claims in all actions that were or could have been brought. The Circuit Court further awarded attorneys’ fees and expenses to plaintiffs’ counsel in the amount of $399 which the Company paid in July 2011 and 85% of which was reimbursed to the Company by its insurance carrier in October 2011.

During 2010, the Company substantially completed a review of its compliance with foreign and U.S. duties requirements that it initiated in light of the assessments by a foreign jurisdiction in 2009.  Based on this review, the Company has concluded that additional liabilities for duties are not material.  In conjunction with this review, the Company recorded duties liabilities related to prior periods and associated legal costs of approximately $1,300 during the period from January 1, 2010 through December 2, 2010.  The Company also accrued $110 of related interest expense payable on prior settlement obligations during this period.

The Company is party to certain environmental matters, although no claims are currently pending. Any related obligations are not expected to have a material effect on the Company’s business or financial condition or results of operations.  All other legal proceedings and actions involving the Company are of an ordinary and routine nature and are incidental to the operations of the Company. Management believes that such proceedings should not, individually or in the aggregate, have a material adverse effect on the Company’s business or financial condition or on the results of operations.

Note 17. Stock Options and Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]

17. Stock Options and Stock-Based Compensation

The Company utilizes the modified prospective method of accounting for stock compensation, and accordingly recognized compensation cost for all share-based payments, which consist of stock options and restricted stock, granted after January 1, 2006. The compensation cost was calculated using fair market value of the Company’s stock on the grant date. Options granted are valued using the Black-Scholes valuation model.  Restricted stock grants, which were only granted by the Predecessor, were valued at the closing price on the grant date.  Stock compensation cost included in selling, general and administrative expense was $570 for the year ended December 31, 2011, $25 for the period from December 3, 2010 through December 31, 2010 and $1,213 for the period from January 1, 2010 through December 2, 2010.  For the year ended December 31, 2009, the Company recorded a net credit of $358 due to the reversals of prior performance-based accruals for failure to achieve the required performance targets.

As of December 31, 2011, total stock-based compensation cost related to nonvested awards not yet recognized was approximately $3,162 and the weighted average period over which this amount is expected to be recognized was approximately 2.6 years.

As part of the Acquisition on December 3, 2010, $10,551 of stock options and restricted stock vested as a result of the change in control. Such amount was included in equity of the Predecessor in conjunction with the Acquisition, also referred to as black line Acquisition Accounting.

Stock Options and Restricted Stock

Prior to the Acquisition, the Company had various equity-based compensation programs to provide long-term performance incentives for its global workforce.  Those incentives consisted of stock options and time-and performance-based restricted stock awards, which were granted under the Amended and Restated 2004 Stock Incentive Plan (the “Stock Incentive Plan”).  Additionally, the Company awarded stock options to its outside directors under the 2004 Non-Employee Directors Stock Option Plan.

During the periods presented for the Predecessor, stock options were granted to eligible employees under the Stock Incentive Plan with exercise prices equal to the fair market value of the Company’s stock on the grant date.  For the years presented, management estimated the fair value of each annual stock option award on the date of grant using the Black-Scholes stock option valuation model.  Composite assumptions are presented in the following table. Weighted-average values are disclosed for certain inputs which incorporate a range of assumptions. Expected volatilities are based principally on historical volatility of the Company’s stock and correspond to the expected term. The Company generally uses historical data to estimate option exercise and employee termination within the valuation model. The expected term of options granted represents the period of time that options granted are expected to be outstanding; the weighted-average expected term for all employee groups is presented in the following table.  In calculating the expected term, the Company uses a simplified method for a portion of the grant of options in which the strike price is equal to the stock price.  For grants of options with the strike price above the stock price, the Company used the expected life of the option as the expected term.  The risk-free rate for periods within the contractual life of the options is based on the U.S. Treasury yield curve in effect at the time of grant. Stock option expense is recognized in the Consolidated Statements of Operations ratably over the applicable vesting period based on the number of options that are expected to ultimately vest.

Effective on December 3, 2010, Technologies adopted the Thermadyne Technologies Holdings, Inc. 2010 Equity Incentive Plan (the “2010 Equity Plan”) to provide officers, directors and employees of Technologies and its subsidiaries and affiliates, including the Company, with appropriate incentives and rewards through a proprietary interest in the long-term success of Technologies.  Effective with the closing of the Acquisition in December 2010, Technologies granted options to purchase an aggregate of 493,797 shares of common stock of Technologies, or 12.3% of its outstanding common stock on a fully diluted basis, to certain of the Company’s officers and management under the 2010 Equity Plan.  This plan permits the distribution of up to 619,959 authorized shares of the Technologies’ common stock.  Options become exercisable ratably over a five year period and expire ten years after the grant date.

The weighted-average assumptions under the Black-Scholes option-pricing model for stock options granted are as follows:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009
Weighted-average fair value	$ 6.99	$ 3.53	$ 4.58	$ 1.75
assumptions used:
Expected dividend yield	0.00%	0.00%	0.00%	0.00%
Expected volatility	0.00%	0.00%	59.86%	57.48%
Risk-free interest rate	0.94%	1.64%	3.09%	2.81%
Expected life	5.0 years	5.0 years	6.5 years	6.5 years

 A summary of option activity for the year ended December 31, 2011 is presented in the following table:

			Weighted-
		Weighted-	Average
	Number of	Average	Remaining	Aggregate
	Stock	Exercise	Contractual	Intrinsic
Successor Company - 2010 Equity Plan	Options	Price	Term	Value
Stock options outstanding, January 1, 2011	493,797
Granted	157,401
Exercised	-
Forfeited	(134,841)
Stock options outstanding, December 31, 2011	516,357	$ 26.33	9.2 years	$ 13,596
Stock options exercisable at December 31, 2011	72,845	$ 25.00	9.0 years	$ 1,821

As of December 31, 2011, there were 72,845 options vested under the 2010 Equity Plan.  There were no exercises of options during the year end December 31, 2011.  There were no options vested or exercised under the 2010 Equity Plan during the period from December 3, 2010 through December 31, 2010.  The total intrinsic value of options exercised under the plans of the Predecessor during the period from January 1, 2010 through December 2, 2010 was $8,634.  During the year ended December 31, 2009 the intrinsic value of options exercised was approximately $0.

Following is a summary of stock options outstanding as of December 31, 2011:

		Weighted-
		Average
	Number of	Remaining
	Stock	Contractual	Shares
	Options	Term	Exercisable
Options outstanding:
Exercise Price at $10.00	226,560	9.1 years	36,423
Exercise Price at $30.00	113,281	9.1 years	18,211
Exercise Price at $31.10	47,427	9.9 years	-
Exercise Price at $50.00	129,089	9.2 years	18,211
	516,357		72,845

Note 18. Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting Disclosure [Text Block]

18. Segment Information

The Company’s operations are comprised of several product lines manufactured and sold in various geographic locations.  The market channels and end users for products are similar.  The production processes are shared across the majority of the products.  Management evaluates performance and allocates resources on a combined basis and not as separate business units or profit centers.  Accordingly, management has concluded the Company operates in one reportable segment.

Geographic Information

Reportable geographic regions are the Americas, Asia-Pacific and Europe/Rest of World (ROW). Summarized financial information concerning the Company’s geographic segments for its operations is shown in the following tables:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009
Net Sales:
Americas	$ 315,858	$ 18,539	$ 246,726	$ 229,912
Asia-Pacific	133,539	7,826	108,916	90,344
Europe/ROW	38,032	2,298	31,596	27,399

Total	$ 487,429	$ 28,663	$ 387,238	$ 347,655

For all periods shown, U.S. sales comprised approximately 85% of America’s sales, while Australia sales comprised approximately 75% of Asia-Pacific sales.

Identifiable Assets (excluding working capital and intangibles) are as follows:

	Successor
	December 31,	December 31,
	2011	2010
Identifiable Assets:
Americas	$ 67,683	$ 69,696
Asia-Pacific	17,953	19,930
Europe/ROW	1,721	1,940
	$ 87,356	$ 91,566

Product Line Information

The Company sells a variety of products, substantially all of which are used by manufacturing, construction and foundry operations to cut, join and reinforce steel, aluminum and other metals in various applications including construction, oil, gas rig and pipeline construction, repair and maintenance of manufacturing equipment, and shipbuilding. The following table shows sales from continuing operations for each of the Company’s key product lines:

	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009

Gas equipment	$ 173,159	$ 9,484	$ 140,500	$ 122,370
Filler metals including hardfacing	95,625	5,885	81,065	78,952
Arc accessories including torches, related
consumable parts and accessories	89,593	5,107	67,087	60,332
Plasma power supplies, torches and related
consumable parts	81,578	5,477	60,564	52,872
Welding equipment	47,473	2,710	38,022	33,129
	$ 487,428	$ 28,663	$ 387,238	$ 347,655

Note 19. Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefits Disclosure [Text Block]

19. Employee Benefit Plans

401(k) Retirement Plan. The 401(k) Retirement Plan covers the majority of the Company’s domestic employees. The Plan was revised effective April 1, 2009 to suspend matching contributions after the first quarter of 2009.  Based upon 2009 financial performance, the Company did not make a discretionary match contribution.  In February 2010, the Company initiated a matching contribution of 25% of the employee’s contribution (not to exceed 1.5% of eligible compensation) with a supplemental matching contribution based on financial performance.  Based upon 2010 financial performance, the Company made an additional discretionary match of the employee’s contributions (not to exceed 3.0% of the eligible compensation).  In 2011, the Company increased the initial matching contribution to 50% of the employee’s contribution (not to exceed 3.0% of eligible compensation).  Total expense for this Plan was $93 for the year ended December 31, 2011, $53 for the period from December 3, 2010 through December 31, 2010 and $254 for the period from January 1, 2010 through December 2, 2010.  For the year ended December 31, 2009, the Plan expense was $388.

Australian Defined Contribution Plan.  The Company’s Australian subsidiary has a defined contribution plan, which covers all of its employees not in its defined benefit plan, except as discussed below. The Company, in accordance with Australian law, contributes 9% of each eligible employee’s compensation to this plan. Total expense for this plan was $330 for the year ended December 31, 2011, $33 for the period from December 3, 2010 through December 31, 2010, $379 for the period from January 1, 2010 through December 2, 2010 and $448 for the year ended December 31, 2009.

Defined Pension Plans. The Company has defined benefit plans in the U.S., Canada and Australia.  The Company’s U.S. subsidiaries historically provided pension benefits through three noncontributory defined benefit pension plans which covered substantially all U.S. employees.  The Company froze and combined the three U.S. noncontributory defined benefit pension plans through amendments to such plans effective December 31, 1989, into one plan (the “U.S. Plan”).  All former participants of these plans became eligible to participate in the 401(k) Retirement Plan effective January 1, 1990.  The Canadian subsidiary has a defined benefit plan which covers substantially all of the Company’s Canadian employees, and continues to provide pension benefits to these employees.  The Company’s Australian subsidiary has a Superannuation Fund (the “Fund”) established by a Trust Deed, which provides defined pension benefits to the Company’s Australian employees and was closed to new participants effective July 1, 2000. The Fund’s pension benefits are funded through mandatory participant contributions and the Company’s actuarially determined contributions.Weekly paid or award governed employees that participate in the Fund also get a 3% Company paid contribution into the Fund.

Net periodic costs under the defined benefit plans include the following components:

	U.S. and Canadian Plans
	Successor			Predecessor
		December 3, 2010		January 1, 2010
	Year Ended	through		through	Year Ended
	December 31, 2011	December 31, 2010		December 2, 2010	December 31, 2009
Components of the net periodic benefit cost:
Service cost	$ 164	$ 14		$ 137	$ 125
Interest cost	1,392	95		1,116	1,277
Expected return on plan assets	(1,549)	(102)		(1,022)	(938)
Amortization of net (gain) or loss	-	-		547	644
Settlement gain	-	-		-	-
Benefit cost	$ 7	$ 7		$ 778	$ 1,108

Weighted-average assumptions used to determine
net periodic pension cost:
Measurement date	December 31, 2010	December 31, 2009		December 31, 2009	December 31, 2008
Discount rate - U.S.	5.10%	5.70%		5.70%	6.25%
Discount rate - Canada	4.50%	5.00%		5.00%	5.50%
Expected long-term rate of return on plan assets - U.S.	8.00%	8.00%		8.00%	8.00%
Expected long-term rate of return on plan assets - Canada	7.50%	7.50%		7.50%	7.50%
Rate of compensation increase - U.S.	N/A	N/A		N/A	N/A
Rate of compensation increase - Canada	4.00%	4.00%		4.00%	4.00%

Other changes in plan assets and benefit obligations
recognized in AOCI:
Net (gain) or loss	$ 4,859	$ (442)	(a)	$ 1,181	$ (198)
Total recognized in other comprehensive income	$ 4,859	$ (442)	(a)	$ 1,181	$ (198)
Total recognized in net periodic postretirement
cost and AOCI	$ 4,866	$ (435)	(a)	$ 1,959	$ 910
Estimated amortization from AOCI into net periodic
postretirement benefit cost over the next fiscal year:
Amortization of net (gain) or loss	$ 167	$ -		$ -	$ 587

(a)     These amounts exclude $7,862 of unrecognized loss as of December 3, 2010.

	Australian Plan
	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through	Year Ended
	December 31, 2011	December 31, 2010	December 2, 2010	December 31, 2009
Components of the net periodic benefit cost:
Service cost	$ 998	$ 88	$ 934	$ 1,120
Interest cost	1,798	150	1,583	1,017
Expected return on plan assets	(1,639)	(139)	(1,457)	(1,248)
Amortization of net (gain) or loss	-	-	261	994
Settlement gain	-	-	-	529
Benefit cost	$1,158	$ 100	$ 1,320	$ 2,412

Weighted-average assumptions used to determine
net periodic pension cost:
Measurement date	December 31, 2010	December 31, 2009	December 31, 2009	December 31, 2008
Discount rate	7.60%	8.50%	8.50%	4.75%
Expected long-term rate of return on plan assets	6.00%	6.50%	6.50%	6.50%
Rate of compensation increase	4.00%	4.00%	4.00%	3.50%

Other changes in plan assets and benefit obligations
recognized in other comprehensive income (OCI):
Net (gain) or loss	$ 1,947	$ (206)	$ -	$ -
Total recognized in other comprehensive income	$ 1,947	$ (206)	$ -	$ -
Total recognized in net periodic postretirement
cost and OCI	$ 3,105	$ (106)	$ 1,320	$ 2,412
Estimated amortization from AOCI into net periodic
postretirement benefit cost over the next fiscal year:
Amortization of net (gain) or loss	$ -	$ -	$ -	$ -

The following table provides a reconciliation of benefit obligations, plan assets and status of the defined benefit pension plans as recognized in the consolidated balance sheets for the periods ended December 31, 2011, December 31, 2010 and December 2, 2010:

	U.S. and Canadian Plans
	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through
	December 31, 2011	December 31, 2010	December 2, 2010
Change in benefit obligation:

Benefit obligation at beginning of year	$ 28,112	$ 28,202	$ 26,260
Service cost	164	14	137
Interest cost	1,392	116	1,334
Participant contributions	-	-	-
Actuarial (gain) loss	3,356	(257)	1,920
Benefits paid	(1,372)	(9)	(1,570)
Expenses, taxes and premiums paid	-	-	-
Net transfers to contribution plan	-	-	-
Currency translation	(87)	46	121
Benefit obligation at end of year	$ 31,566	$ 28,112	$ 28,202
Change in plan assets:
Fair value of plan assets at beginning of year	$ 19,555	$ 19,214	$ 17,072
Actual return on plan assets	19	309	1,927
Employer contributions	1,722	-	1,672
Participant contributions	-	-	-
Benefits paid	(1,372)	(9)	(1,570)
Administrative expenses	-	-	-
Currency translation	(78)	42	113
Fair value of plan assets at end of year	$ 19,846	$ 19,555	$ 19,214
Funded status of the plan	$ (11,720)	$ (8,557)	$ (8,988)
Amounts recognized in the balance sheet:
Noncurrent assets (liabilities)	$ (11,720)	$ (8,557)	$ (8,988)
Amounts recognized in accumulated other
comprehensive income consist of:
Net (gain) loss	$ 4,445	$ (442)	$ 8,636
Accumulated other comprehensive income	$ 4,445	$ (442)	$ 8,636
Accumulated benefit obligation	$ 31,566	$ 28,112	$ 28,202

Weighted-average assumptions used to
determine benefit obligations:
Measurement date	December 31, 2011	December 31, 2010	December 3, 2010
Discount rate - U.S.	4.00%	5.10%	5.00%
Discount rate - Canada	4.50%	5.00%	5.00%
Rate of compensation increase - U.S.	N/A	N/A	N/A
Rate of compensation increase - Canada	4.00%	4.00%	4.00%

	Australian Plan
	Successor		Predecessor
		December 3, 2010	January 1, 2010
	Year Ended	through	through
	December 31, 2011	December 31, 2010	December 2, 2010
Change in benefit obligation:

Benefit obligation at beginning of year	$ 25,781	$ 24,336	$ 19,784
Service cost	998	88	934
Interest cost	1,798	150	1,583
Participant contributions	487	41	431
Actuarial (gain) loss	(158)	3	1,053
Benefits paid	(1,303)	-	(797)
Expenses, taxes and premiums paid	(283)	(33)	(326)
Net transfers to contribution plan	-	-	-
Currency translation	(180)	1,196	1,675
Benefit obligation at end of year	$ 27,141	$ 25,781	$ 24,336
Change in plan assets:
Fair value of plan assets at beginning of year	$ 26,786	$ 25,109	$ 23,090
Actual return on plan assets	(466)	347	(90)
Employer contributions	1,118	88	847
Participant contributions	487	41	431
Benefits paid	(1,303)	-	(797)
Administrative expenses	(283)	(33)	(326)
Currency translation	(187)	1,234	1,955
Fair value of plan assets at end of year	$ 26,152	$ 26,786	$ 25,109
Funded status of the plan	$ (989)	$ 1,004	$ 773
Amounts recognized in the balance sheet:
Noncurrent assets (liabilities)	$ (989)	$ 1,004	$ 773
Amounts recognized in accumulated other
comprehensive income consist of:
Net (gain) loss	1,742	$ (206)	$ (5,509)
Accumulated other comprehensive income	$ 1,742	$ (206)	$ (5,509)
Accumulated benefit obligation	$ 24,995	$ 25,781	$ 24,336

Weighted-average assumptions used to
determine benefit obligations:
Measurement date	December 31, 2011	December 31, 2010	December 3, 2010
Discount rate	6.50%	7.60%	7.60%
Rate of compensation increase	4.00%	4.00%	4.00%

The defined benefit discount rate assumption is used to determine the benefit obligation and the interest portion of the net periodic pension cost (credit) for the following year. The Company, with the assistance of its actuaries, utilized the Citigroup Pension Discount

Curve for its U.S. Plan, the NATCAN’s CIA Method Accounting Discount Rate Curve for its Canadian subsidiary’s plan, and the Eight Year AA rated Corporate Bond Yield for its Australian Plan (the Fund), and applied  plan-specific cash flows to determine an appropriate discount rate for each plan.

The defined benefit pension plans’ weighted average asset allocations by asset category at December 31, 2011 and 2010 are as follows:

	U.S. and Canadian Plans
Asset Category	Target 2012	2011	2010
Equity securities	59%	56%	65%
Debt securities	33%	36%	35%
Real estate	8%	8%	0%
Total	100%	100%	100%

	Australian Plan
Asset Category	Target 2012	2011	2010
Cash	10%	10%	10%
Equity securities	42%	41%	40%
Debt securities	36%	35%	36%
Real estate	5%	3%	4%
Other	7%	11%	10%
Total	100%	100%	100%

The assets of the U.S. defined benefit pension plan are invested in a manner consistent with the fiduciary standards of the Employee Retirement Income Security Act of 1974 (ERISA); namely, (a) the safeguards and diversity to which a prudent investor would adhere must be present and (b) all transactions undertaken on behalf of the Plan must be for the sole benefit of plan participants and their beneficiaries.

The following table sets forth the pension plans’ assets by level within the fair value hierarchy:

Pension Plan's Assets at Fair Value as of December 31, 2011
	Quoted Prices in Active Markets for Indentical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Total

Mutual Funds	$ 15,376	$ 1,026	$ 16,402
Commingled Trust Funds	1,929	27,668	29,596
	$ 17,305	$ 28,694	$ 45,998

Accounting literature classifies the inputs used to measure fair value into the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 - Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

The expected long-term rate of return on plan assets is 8% for the U.S. and Canadian Plans and 6% for the Fund. In setting these rates, the Company considered the historical returns of the plans’ funds, anticipated future market conditions including inflation and the target asset allocation of the plans’ portfolio.

The required funding for the U.S. Plan, the Canadian Subsidiary’s Plan, and the Fund for the year ending December 31, 2012 is approximately $2,900.

The following table presents the benefits expected to be paid in the next ten fiscal years:

	U.S. and	Australian
	Canadian Plans	Plan
Estimated Future Benefit Payments
2012	$ 1,554	$ 4,344
2013	1,613	3,712
2014	1,694	3,134
2015	1,748	2,915
2016	1,781	3,768
Years 2017-2021	9,540	13,340

Other Post-retirement Benefits. The Company has a frozen retirement plan covering certain salaried and non-salaried retired employees, which provides post-retirement health care benefits (medical and dental) and life insurance benefits. The plan provided coverage for retirees and active employees who had attained age 62 and completed 15 years of service as of December 31, 2005.   Post-retirement health care portion benefits are partially contributory, with retiree contributions adjusted annually as determined based on claim costs. The post-retirement life insurance benefits are noncontributory. The Company recognizes the cost of post-retirement benefits on the accrual basis as employees render service to earn the benefit, and funds the cost of health care in the year incurred.  During the quarter ended September 30, 2009, the Company terminated its commitments to provide future supplemental medical benefits for certain retirees.

 The Company’s post-retirement benefit plans of healthcare and life insurance benefits had accumulated post-retirement benefit obligations of $1,648 and $1,956, at December 31, 2011 and 2010, respectively, discounted at 3.5% and 4.3% at those respective dates.A one-percentage-point increase (decrease) in the assumed health care cost trend rate at December 31, 2011 would increase (decrease) total service and interest cost by $3 and ($3), and increase (decrease) the post-retirement benefit obligation by $51 and ($47). Net periodic post-retirement cost was $79 for the year ended December 31, 2011. Net periodic post-retirement income was $140 for the period from January 1, 2010 through December 2, 2010 and $4 for the period from December 3, 2010 through December 31, 2010.  In 2009, as a result of the termination of commitments to provide supplemental medical benefits for certain retirees in 2009, the Company recorded a settlement gain totaling $5,863 in 2009 that reduced previously recorded liabilities by $4,523 and related amounts recorded in Other Comprehensive Income by $1,340.

Stock Purchase Plan. The Predecessor maintained an employee stock purchase plan allowing eligible employees to purchase shares of the Company’s common stock at the end of each quarter at 95% of the market price at the end of the quarter. For the period from January 1, 2010 through December 2, 2010 and the year ended 2009, 11,485 and 300 shares, respectively, were purchased from the Company under this plan.

Deferred Compensation Plan. Each director of the Predecessor, other than the Company’s Chairman and Chief Executive Officer, was entitled to receive a $75 annual fee. Forty percent of this annual fee was deposited into the Company’s Non Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan’’). Under the Deferred Compensation Plan, deferral amounts were converted into units based on the fair market value of the Predecessor common stock on the deferral date. This plan was terminated as part of the Acquisition, and accrued amounts of $856 were paid in January 2011.

Note 20. Certain Relationships and Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions Disclosure [Text Block]

20. Certain Relationships and Transactions

Relationship with Irving Place Capital

Thermadyne Holdings Corporation is a wholly-owned subsidiary of Thermadyne Technologies Holdings, Inc. Affiliates of Irving Place Capital, along with its co-investors, hold approximately 98% Technologies’ common stock at December 31, 2011. The board of directors of the Company and Technologies includes two IPC members.

IPC has the power to designate all of the members of the board of directors of the Company and the right to remove any directors that it appoints.

Management Services Agreement

The Company has entered a management services agreement with IPC.  For advisory and management services, IPC will receive annual advisory fees equal to the greater of (i) $1,500 or (ii) 2.5% of EBITDA (as defined under the management services agreement), payable monthly.  In the event of a sale of all or substantially all of the Company’s assets to a third-party, a change of control, whether by merger, consolidation, sale or otherwise, or, under certain circumstances, a public offering of the Company’s or any of its subsidiaries’ equity securities, the Company will be obligated to pay IPC an amount equal to the sum of the advisory fee that would be payable for the following four fiscal quarters. Such fees were $1,986 for the year ended December 31, 2011 and $121 for the period from December 3, 2010 through December 31, 2010.

IPC also received transaction fees in connection with services provided related to the Acquisition of $6,500, which were included in Successor expenses for the period from December 3, 2010 through December 31, 2010.  In connection with any subsequent material corporate transactions, such as an equity or debt offering, acquisition, asset sale, recapitalization, merger, joint venture formation or other business combination, IPC will receive a fee of 1% of the transaction value.  IPC will also receive fees in connection with certain strategic services, as determined by IPC, provided such fees will reduce the annual advisory fee on a dollar-for-dollar basis.

Thermadyne Technologies Holdings Inc. (Technologies)

The capital stock of Technologies in the aggregate of $177,195 was outstanding as of December 31, 2011, with 141,541 shares of 8% cumulative preferred stock in the amount of $141,588 and 3,538,519 shares of common stock in the amount of $35,607.  No dividends have been declared on either the preferred stock or common stock at December 31, 2011.

Technologies’ stock-based compensation costs relate to Thermadyne employees and were incurred for Thermadyne’s benefit, and accordingly recognized in Thermadyne’s consolidated SG&A expenses (See Note 17- Stock Options and Stock-based Compensation).

Note 21. Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Text Block]

21. Quarterly Results of Operations (Unaudited)

The following is a summary of the quarterly results of operations for the years ended December 31, 2011 and 2010.

	Successor
	December 31	September 30	June 30	March 31
2011
Net sales	$ 116,808	$ 124,854	$ 129,269	$ 116,497
Gross margin	34,521	42,258	47,794	33,226
Operating income	2,879	13,214	17,870	6,850
Net income (loss)	(4,985)	5,565	6,073	88

	Successor	Predecessor
	December 3, 2010	October 1, 2010
	through	through
	December 31, 2010	December 2, 2010	September 30	June 30	March 31
2010
Net sales	$ 28,663	$ 75,542	$ 106,483	$ 108,596	$ 96,617
Gross margin	6,753	24,725	36,657	36,868	32,040
Operating income (loss)	(12,822)	3,796	12,427	11,469	9,941
Net income (loss)	(14,680)	(3,552)	4,821	2,571	2,296

The net loss in the fourth quarter of 2011 is a result of increased incentive compensation, professional service fees, unfavorable foreign currency transaction losses and personnel costs associated with a higher headcount total.  Additionally, increased restructuring charges and inventory write-off’s associated with restructuring activities also contributed to the net loss.

Transaction related expenditures of $12,111 were incurred for the period from December 3 to December 31, 2010 and $4,763 for the period October 1 to December 2, 2010.  There were no transaction related expenditures during the year ended December 31, 2011.

Note 22. Condensed Consolidating Financial Statements and Thermadyne Holdings Corporation (Parent) Financial Information	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Parent Company Only Disclosure [Text Block]

22. Condensed Consolidating Financial Statements and Thermadyne Holdings Corporation (Parent) Financial Information

The 9% Senior Secured Notes due 2017 are obligations of, and were issued by, Thermadyne Holdings Corporation. Thermadyne Holdings Corporation’s (parent only) assets at December 31, 2011 are its investments in its subsidiaries and its liabilities are the Senior Secured Notes due 2017.  Each guarantor is wholly owned by Thermadyne Holdings Corporation.  Successor’s management has determined the most appropriate presentation is to “push down” the Senior Secured Notes due 2017 to the guarantors in the accompanying condensed financial information, as such entities fully and unconditionally guarantee the Senior Secured Notes due 2017, and these subsidiaries are jointly and severally liable for all payment under these notes.  The Senior Secured Notes due 2017 were issued to finance the Acquisition of the Company along with new stockholders’ equity.  The guarantor subsidiaries’ cash flow will service the debt.

The following financial information presents the guarantors and non-guarantors of the 9% Senior Secured Notes due 2017 in accordance with Rule 3-10 of Regulation S-X. The condensed consolidating financial information includes the accounts of Thermadyne Holding Corporation (parent only), and the combined accounts of guarantor subsidiaries and combined accounts of the non-guarantor subsidiaries for the periods indicated. Separate financial statements of the Parent and each of the guarantor subsidiaries are not presented because management has determined such information is not material in assessing the financial condition, cash flows or results of operations of the Company and its subsidiaries. This information was prepared on the same basis as the consolidated financial statements. The Company’s Australian subsidiary is included as a guarantor for all years presented.  With respect to the non-guarantor subsidiaries, approximately 70% of the assets and the sales have been pledged to the guarantor subsidiaries to the holder of the Senior Secured Notes.

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Net sales	$ -	$ 390,491	$ 96,937	$ -	$ 487,428
Cost of goods sold	-	251,076	78,553	-	329,629
Gross margin	-	139,415	18,384	-	157,799

Selling, general and administrative expenses	-	89,837	15,449	-	105,286
Amortization of intangibles	-	6,296	-	-	6,296
Restructuring	-	5,404	-	-	5,404
Operating income (loss)	-	37,878	2,935	-	40,813

Other income (expense):
Interest, net	-	(24,405)	(130)	-	(24,535)
Amortization of deferred financing costs	-	(1,711)	-	-	(1,711)
Equity in net income (loss) of subsidiaries	6,741	-	-	(6,741)	-
Income (loss) before income tax provision	6,741	11,762	2,805	(6,741)	14,567

Income tax provision	-	6,726	1,100	-	7,826

Net income (loss)	$ 6,741	$ 5,036	$ 1,705	$ (6,741)	$ 6,741

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

DECEMBER 3, 2010 THROUGH DECEMBER 31, 2010

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Net sales	$ -	$ 29,215	$ 5,137	$ (5,689)	$ 28,663
Cost of goods sold	-	23,778	3,877	(5,745)	21,910
Gross margin	-	5,437	1,260	56	6,753

Selling, general and administrative expenses	-	17,056	1,988	-	19,044
Amortization of intangibles	-	531	-	-	531
Operating income (loss)	-	(12,150)	(728)	56	(12,822)

Other income (expense):
Interest, net	(1,107)	(1,164)	(2)	-	(2,273)
Amortization of deferred financing costs	-	(170)	-	-	(170)
Equity in net income (loss) of subsidiaries	(13,573)	-	-	13,573	-
Income (loss) before income tax provision	(14,680)	(13,484)	(730)	13,629	(15,265)

Income tax provision	-	(516)	(69)	-	(585)

Net income (loss)	$ (14,680)	$ (12,968)	$ (661)	$ 13,629	$ (14,680)

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

JANUARY 1, 2010 THROUGH DECEMBER 2, 2010

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Net sales	$ -	$ 399,165	$ 57,049	$ (68,976)	$ 387,238
Cost of goods sold	-	283,764	41,770	(68,586)	256,948
Gross margin	-	115,401	15,279	(390)	130,290

Selling, general and administrative expenses	682	80,677	9,692	(909)	90,142
Amortization of intangibles	-	2,515	-	-	2,515
Operating income (loss)	(682)	32,209	5,587	519	37,633

Other income (expense):
Interest, net	(17,036)	(3,459)	(30)	-	(20,525)
Amortization of deferred financing costs	(457)	(461)	-	-	(918)
Equity in net income (loss) of subsidiaries	24,311	-	-	(24,311)	-
Loss on debt extinguishment	-	(1,867)	-	-	(1,867)
Income (loss) before income tax provision	6,136	26,422	5,557	(23,792)	14,323

Income tax provision	-	6,580	1,607	-	8,187

Net income (loss)	$ 6,136	$ 19,842	$ 3,950	$ (23,792)	$ 6,136

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Net sales	$ -	$ 355,864	$ 29,111	$ (37,320)	$ 347,655
Cost of goods sold	-	260,367	22,721	(38,045)	245,043
Gross margin	-	95,497	6,390	725	102,612

Selling, general and administrative expenses	(578)	73,931	6,886	-	80,239
Amortization of intangibles	-	2,693	-	-	2,693
Operating income (loss)	578	18,873	(496)	725	19,680

Other income (expense):
Interest, net	(17,176)	(3,750)	76	-	(20,850)
Amortization of deferred financing costs	(531)	(521)	-	-	(1,052)
Equity in net income (loss) of subsidiaries	21,164	-	-	(21,164)	-
Settlement of retiree medical obligations	-	5,863	-	-	5,863
Other	147	-	-	-	147
Income (loss) from continuing operations before income
tax provision and discontinued operations	4,182	20,465	(420)	(20,439)	3,788

Income tax provision	-	2,089	568	-	2,657
Income (loss) from continuing operations	4,182	18,376	(988)	(20,439)	1,131

Gain from discontinued operations, net of tax	-	1,954	1,097	-	3,051

Net income (loss)	$ 4,182	$ 20,330	$ 109	$ (20,439)	$ 4,182

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2011

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

ASSETS
Current Assets:
Cash and cash equivalents	$ -	$ 15,298	$ 5,558	$ -	$ 20,856
Accounts receivable, net	-	56,893	11,677	-	68,570
Inventories	-	85,345	10,666	-	96,011
Prepaid expenses and other	-	7,057	4,915	-	11,972
Deferred tax assets	-	2,823	-	-	2,823
Total current assets	-	167,416	32,816	-	200,232
Property, plant and equipment, net	-	61,971	11,890	-	73,861
Deferred financing fees	-	13,416	-	-	13,416
Other assets	-	502	-	-	502
Goodwill	-	182,429	-	-	182,429
Intangibles, net	-	136,515	3,750	-	140,265
Investment in and advances to subsidiaries	191,135	79,232	-	(270,367)	-
Total assets	$ 191,135	$ 641,481	$ 48,456	$ (270,367)	$ 610,705

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Current Liabilities:
Current maturities of long-term obligations	$ -	$ 1,276	$ 439	$ -	$ 1,715
Accounts payable	-	23,299	6,406	-	29,705
Accrued and other liabilities	-	38,120	5,440	-	43,560
Accrued interest	-	1,081	-	-	1,081
Income taxes payable	-	1,929	946	-	2,875
Deferred tax liability	-	3,584	-	-	3,584
Total current liabilities	-	69,289	13,231	-	82,520
Long-term obligations, less current maturities	-	263,246	361	-	263,607
Deferred tax liabilities	-	78,927	-	-	78,927
Other long-term liabilities	-	16,184	1,897	-	18,081
Net equity (deficit) and advances to / from subsidiaries	23,565	108,505	(39,149)	(92,921)	-
Stockholder's equity (deficit):
Common stock	-	2,555	55,145	(57,700)	-
Additional paid-in-capital	177,790	111,207	15,456	(126,663)	177,790
Accumulated deficit	(7,939)	(323)	1,044	(721)	(7,939)
Accumulated other comprehensive income (loss)	(2,281)	(8,109)	471	7,638	(2,281)
Total stockholder's equity (deficit)	167,570	105,330	72,116	(177,446)	167,570

Total liabilities and stockholder's equity (deficit)	$ 191,135	$ 641,481	$ 48,456	$ (270,367)	$ 610,705

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2010

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$ -	$ 18,692	$ 3,707	$ -	$ 22,399
Trusteed assets	183,685	-	-	-	183,685
Accounts receivable, net	-	51,592	11,320	-	62,912
Inventories	-	75,391	10,049	-	85,440
Prepaid expenses and other	725	6,719	3,866	-	11,310
Deferred tax assets	-	2,644	-	-	2,644
Total current assets	184,410	155,038	28,942	-	368,390
Property, plant and equipment, net	-	69,126	5,212	-	74,338
Deferred financing fees	-	15,127	-	-	15,127
Other assets	-	1,632	-	-	1,632
Goodwill	-	182,841	-	-	182,841
Intangibles, net	-	145,662	-	-	145,662
Investment in and advances to subsidiaries	163,876	79,232	-	(243,108)	-
Total assets	$ 348,286	$ 648,658	$ 34,154	$ (243,108)	$ 787,990

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Current Liabilities:
Senior subordinated notes due 2014	$ 176,095	$ -	$ -	$ -	$ 176,095
Current maturities of long-term obligations	-	2,006	201	-	2,207
Accounts payable	-	22,137	4,839	-	26,976
Accrued and other liabilities	-	36,159	4,833	-	40,992
Accrued interest	8,062	1,122	-	-	9,184
Income taxes payable	-	3,327	433	-	3,760
Deferred tax liability	-	6,014	-	-	6,014
Total current liabilities	184,157	70,765	10,306	-	265,228
Long-term obligations, less current maturities	-	264,238	326	-	264,564
Deferred tax liabilities	-	78,743	-	-	78,743
Other long-term liabilities	-	13,551	1,108	-	14,659
Net equity (deficit) and advances to / from subsidiaries	725	210,319	3,291	(214,335)	-
Stockholder's equity (deficit):
Common stock	-	-	-	-	-
Additional paid-in-capital	176,035	-	-	-	176,035
Accumulated deficit	(14,680)	(12,968)	(661)	13,629	(14,680)
Accumulated other comprehensive income (loss)	2,049	24,010	19,784	(42,402)	3,441
Total stockholder's equity (deficit)	163,404	11,042	19,123	(28,773)	164,796

Total liabilities and stockholder's equity (deficit)	$ 348,286	$ 648,658	$ 34,154	$ (243,108)	$ 787,990

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Cash flows from operating activities:
Net cash provided by (used in) operating activities	$ (26)	$ 16,575	$ 4,892	$ (14,350)	$ 7,091

Cash flows from investing activities:
Capital expenditures	-	(5,130)	(9,694)	-	(14,824)
Other	-	(899)	-	-	(899)
Net cash provided by (used in) investing activities	-	(6,029)	(9,694)	-	(15,723)

Cash flows from financing activities:
Repurchase of Senior Subordinated Notes	(176,095)	-	-	-	(176,095)
Repayments of other long-term obligations	-	(1,713)	270	-	(1,443)
Trusteed assets	183,685	-	-	-	183,685
Changes in net equity	(8,749)	(12,104)	6,503	14,350	-
Other, net	1,185	-	-	-	1,185
Net cash provided by (used in) financing activities	26	(13,817)	6,773	14,350	7,332

Effect of exchange rate changes on cash and cash equivalents	-	(123)	(120)	-	(243)

Total increase (decrease) in cash and cash equivalents	-	(3,394)	1,851	-	(1,543)
Total cash and cash equivalents beginning of period	-	18,692	3,707	-	22,399
Total cash and cash equivalents end of period	$ -	$ 15,298	$ 5,558	$ -	$ 20,856

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

DECEMBER 3, 2010 THROUGH DECEMBER 31, 2010

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Cash flows from operating activities:
Net cash provided by (used in) operating activities	$ (11,117)	$ (9,374)	$ (795)	$ 13,629	$ (7,657)

Cash flows from investing activities:
Capital expenditures	-	(1,179)	(670)	-	(1,849)
Other	-	(188)	-	-	(188)
Net cash used in investing activities	-	(1,367)	(670)	-	(2,037)

Cash flows from financing activities:
Repayments under Working Capital Facility	-	(3,347)	-	-	(3,347)
Issuance of Senior Secured Notes due 2017	260,000	-	-	-	260,000
Repayments of Second Lien Facility and other	-	(1,219)	(21)	-	(1,240)
Initial investment by purchasers (exclude
subscription receivable)	175,285	-	-	-	175,285
Purchase of Predecessor common stock	(213,926)	-	-	-	(213,926)
Trusteed assets	(183,672)	-	-	-	(183,672)
Payment of Predecessor change in control expenditures	-	(7,525)	-	-	(7,525)
Deferred Financing fees	(13,208)	(1,515)	-	-	(14,723)
Changes in net equity	(13,362)	27,380	(389)	(13,629)	-
Net cash provided by (used in) financing activities	11,117	13,774	(410)	(13,629)	10,852

Effect of exchange rate changes on cash and cash equivalents	-	415	54	-	469

Total increase (decrease) in cash and cash equivalents	-	3,448	(1,821)	-	1,627
Total cash and cash equivalents beginning of period	-	15,244	5,528	-	20,772
Total cash and cash equivalents end of period	$ -	$ 18,692	$ 3,707	$ -	$ 22,399

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

JANUARY 1, 2010 THROUGH DECEMBER 2, 2010

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated

Cash flows from operating activities:
Net cash provided by (used in) operating activities	$ 3,832	$ 65,223	$ (135)	$ (23,792)	$ 45,128

Cash flows from investing activities:
Capital expenditures	-	(6,028)	(471)	-	(6,499)
Other	-	(774)	433	-	(341)
Net cash used in investing activities	-	(6,802)	(38)	-	(6,840)

Cash flows from financing activities:
Net issuance of Working Capital Facility	-	(6,296)	-	-	(6,296)
Repayments of Second Lien Facility and other	-	(26,533)	(174)	-	(26,707)
Exercise of employee stock purchases	167	-	-	-	167
Changes in net equity	(3,999)	(22,554)	2,761	23,792	-
Net cash provided by (used in) financing activities	(3,832)	(55,383)	2,587	23,792	(32,836)

Effect of exchange rate changes on cash and cash equivalents	-	466	(32)	-	434

Total increase in cash and cash equivalents	-	3,504	2,382	-	5,886
Total cash and cash equivalents beginning of period	-	11,740	3,146	-	14,886
Total cash and cash equivalents end of period	$ -	$ 15,244	$ 5,528	$ -	$ 20,772

THERMADYNE HOLDINGS CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009

(In thousands)

	Parent
	Thermadyne
	Holdings		Non-
	Corporation	Guarantors	Guarantors	Eliminations	Consolidated
Cash flows from continuing operations:
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$ 3,790	$ 36,640	$ 1,513	$ (20,439)	$ 21,504

Cash flows from investing activities:
Capital expenditures	-	(7,669)	(26)	-	(7,695)
Other	-	(264)	(97)	-	(361)
Net cash used in investing activities	-	(7,933)	(123)	-	(8,056)

Cash flows from financing activities:
Net issuance of Working Capital Facility	-	(22,888)	-	-	(22,888)
Repurchase of Notes	(2,632)	-	-	-	(2,632)
Borrowings of Second Lien Facility and other	-	25,075	-	-	25,075
Repayments of Second Lien Facility and other	1,565	(17,111)	(277)	-	(15,823)
Exercise of employee stock purchases	114	-	-	-	114
Changes in net equity and advances to / from
discontinued operations	(5,150)	(9,031)	(3,719)	20,439	2,539
Termination payment from derivative counterparty	2,313	-	-	-	2,313
Other	-	(925)	-	-	(925)
Net cash provided by (used in) financing activities	(3,790)	(24,880)	(3,996)	20,439	(12,227)

Effect of exchange rate changes on cash and cash equivalents	-	1,612	137	-	1,749

Net cash provided by (used in) continuing operations	-	5,439	(2,469)	-	2,970

Cash flows from discontinued operations:
Net cash used in discontinued operations	-	-	(585)	-	(585)

Total increase (decrease) in cash and cash equivalents	-	5,439	(3,054)	-	2,385
Total cash and cash equivalents beginning of period	-	6,301	6,200	-	12,501
Total cash and cash equivalents end of period	$ -	$ 11,740	$ 3,146	$ -	$ 14,886